For Tax-Exempt Income

DELAWARE-VOYAGEUR
Tax-Free Missouri Insured Fund
Tax-Free Iowa Fund
Tax-Free Wisconsin Fund
Tax-Free Kansas Fund

service and guidance

professional management

1997
Annual
Report

goals





(Various photos demonstrating service and guidance, professional management and goals)

[LOGO]

A TRADITION OF SOUND INVESTING

commitment

A Commitment
To Our Investors

Delaware Investments has a tradition of money management that dates back to 1929. We have a long and distinguished history of helping individuals and institutions - including some of America's largest pension funds - reach their financial goals.
        Headquartered in Philadelphia, a block from the nation's oldest stock exchange, the Delaware organization established its first mutual fund was established in 1938. Delaware International Advisers Ltd., our international affiliate, was established in 1990 and is headquartered in London.
        Delaware Investments offers a full range of mutual funds. We also manage investments for variable annuity products, unit investment trusts and closed-end funds, and offer retirement plan services for individuals and businesses.
        Delaware manages more than $40 billion in mutual fund assets and institutional advisory accounts for more than half-a-million investors. We're part of a global financial service and investment management business owned by Lincoln National Corporation, whose subsidiaries manage more than $120 billion in assets.

(Photo of keyboard)

(Photo of illustration from Tax-Exempt Income Brochure)


Fund Objectives

Tax-Free Missouri Insured Fund
To provide a high level of current income exempt from federal and Missouri state personal income taxes, consistent with preservation of capital.

Tax-Free Iowa Fund
To provide a high level of current income exempt from federal and Iowa state personal income taxes, consistent with preservation of capital.

Tax-Free Wisconsin Fund
To provide a high level of current income exempt from federal and Wisconsin state personal income taxes, consistent with preservation of capital.

Tax-Free Kansas Fund
To provide a high level of current income exempt from federal and Kansas state personal income taxes, consistent with preservation of capital.

tax-exempt
income

January 17, 1998

                                                                for tax-exempt
                                                                    income
                                                                       1

Dear Shareholder:
Delaware-Voyageur municipal bond funds in America's heartland provided competitive results during fiscal 1997, a year when the bond market benefited from a healthy U.S. economy and the lowest inflation in more than a decade.
        Each of the four funds discussed in this report outpaced the average of their peers for fiscal 1997, as shown below. We are especially pleased to report that Tax-Free Kansas Fund ranked #1 among Kansas municipal bond funds for the 12-month, three-year, five-year and lifetime periods ended December 31, 1997, according to Lipper Analytical Services.
        Since joining the Delaware family in May, Elizabeth H. Howell, the Funds' portfolio manager under Voyageur, has continued to oversee each portfolio from her office in Minneapolis. In conjunction with her investment research, she periodically visits Missouri, Iowa, Wisconsin and Kansas.
        Fiscal 1997 was a banner year for municipal bonds.

Among the favorable developments during the period were:

   * Passage of the Taxpayer Relief Act in July. This lifted the specter of proposed federal tax legislation that could have made municipal bonds a less attractive investment option.

   * Rising tax revenues. Thanks to strong job growth and corporate profits many states, including the four discussed in this report, posted budget surpluses last year.

   * Steady investor demand. Although the amount of new bonds issued in most states increased in 1997, a steady stream of investors helped support higher bond prices.

Fiscal 1997 was a banner year for municipal bonds.


Total Return
---------------------------------------------------------------------------------------------
                                                           12 Months Ended December 31, 1997
---------------------------------------------------------------------------------------------

Missouri Insured Fund A Class                                           +9.43%
Lipper Missouri Municipal Debt Fund Average (22 funds)                  +8.61%
Lehman Brothers Insured Municipal Bond Index                            +9.58%
---------------------------------------------------------------------------------------------
Tax-Free Iowa Fund A Class                                              +9.49%
Tax-Free Wisconsin Fund A Class                                         +9.07%
Lipper Other States Municipal Debt Fund Average (67 funds)              +8.44%
---------------------------------------------------------------------------------------------
Tax-Free Kansas Fund A Class                                           +10.06%
Lipper Kansas Municipal Debt Fund Average (9 funds)                     +7.84%
Lehman Brothers Municipal Bond Index                                    +9.19%
---------------------------------------------------------------------------------------------

All performance shown above is at net asset value with distributions reinvested. Past performance does not guarantee future results. Performance of other Fund classes varies due to different charges and expenses as shown on pages 9 to 11. The unmanaged Lehman Brothers Indexes are composed of bonds with a variety of quality ratings from many states.

+ Tax-Free Kansas Fund A Class ranked #1 out of 9, 7, 5 and 5 Kansas municipal bond funds, respectively, for the one-, three- and five-year and lifetime periods ended 12/31/97. It began operating on 11/30/92. Rankings are based on total return at net asset value. An expense limitation was in effect at the time. Rankings would have been lower without the limitation.

for tax-exempt
    income
      2


        Your Funds participated in the robust income and total return potential of the municipal bond market in 1997. We believe we did well because our Funds had relatively longer durations than our peers. We also went an extra mile to analyze bonds issued for many communities and public projects.
        We view the municipal bond market's long-term prospects as attractive, especially since the IRS and many states still tax income at a higher rate than capital gains. While the Taxpayer Relief Act offered many potential benefits to aggressive equity investors, it provided few breaks to income-oriented investors. Municipal bonds remain one of the few investments that can provide investors with monthly income potential without increasing their federal income tax bill.

        In our view, the income from municipal bonds and the tax-free compounding of such income over time has the potential to help heavily taxed investors reach their financial goals more quickly.
        We thank you for being among the investors who have expressed confidence in Delaware. On the pages that follow, Ms. Howell reviews each Fund's performance in 1997 and outlines her approach for the coming year. We hope you find our new annual report format informative.


Sincerely,
/s/ Wayne A. Stork
-------------------------------
Wayne A. Stork
Chairman


/s/ Jeffrey J. Nick
-------------------------------------
Jeffrey J. Nick
President and Chief Executive Officer

Municipal bonds remain one of the few investements that can provide investors with monthly income potential without increasing their tax bill.



Your Funds' Portfolio Manager
Prior to joining the Delaware-Voyageur family, Elizabeth H. Howell had managed municipal bond funds at Voyageur Asset Management for six years. She has more than 13 years experience that includes serving as a fixed-income portfolio manager at Windsor Financial Group. She also held investment management positions at Lommis Sayles & Co. and Eaton Vance Management. Ms. Howell has an MBA from Babson College.

                                                                for tax-exempt
                                                                    income

                                                                       3

Portfolio Manager's Review

Delaware-Voyageur's municipal bond funds in four Plains states provided attractive total returns during fiscal 1997 despite substantial interest rate volatility and renewed efforts in Washington D.C. to cut income taxes.
        Passage of the Taxpayer Relief Act this past summer marked a turning point for the market because it removed a major uncertainty for many investors. By retaining high income tax rates on bond interest and dividends, Washington reinforced the value of municipal bonds as a way to potentially increase investment income without the pain of income tax rates as high as 39.6%.
        During 1997, increased demand for municipal bonds from both individual investors and institutions led to higher bond prices even as the supply of newly issued municipal securities rose 19.2% to $220.5 billion, according to The Bond Buyer, a trade publication. Many communities took advantage of falling interest rates to refinance debt.
        In managing each Fund, we sought to achieve good structure - a prudent combination of average coupon, call date, and effective maturity that represent each portfolio's mathematical underpinnings. Longer-than-average durations in each Fund helped us benefit from rising bond prices when interest rates fell sharply during the second half.

(Photo of Keyboard)

Tax-Free Missouri
Insured Fund Strategic
Positioning and Outlook

Missouri Insured Fund provided a total return of +9.43% for the 12 months ended December 31, 1997 (for Class A shares at net asset value with distributions reinvested). This outpaced the average of your Fund's peers and nearly matched the return of the unmanaged Lehman Brothers Insured Bond Index as shown on page 1.

strategy

Generally, we focused on bonds that were selling at a discount to their face value, with good call protection features and long maturities.

Tax-Free Missouri Insured Fund
Portfolio Highlights and Asset Mix
-------------------------------------------------------
December 31, 1997

Housing                                      16.8%
Water/Sewer                                   3.9%
Pre-Refunded Bonds                           15.7%
Industrial Development                        1.8%
Utility                                       3.9%
Other Revenue Bonds                           8.1%
Cash                                          1.2%
Hospitals                                    23.4%
Power Authority                               9.6%
Higher Education                              3.3%
General Obligation                           12.3%

Average Effective Maturity                        9.3 years
Average Effective Duration                        6.9 years
Average Quality                                         AAA
30-Day Current SEC Yield*                             4.04%

Approximately 19.0% of the income generated by Missouri Insured Fund during fiscal 1997 was subject to the alternative minimum tax.

* For Class A shares based on Securities and Exchange Commission guidelines. Thirty day SEC yields for B and C classes was 3.45%.

for tax-exempt
    income
      4

         The Fund offered a very favorable risk profile relative to the return we were able to generate. The Insured Fund invests primarily in bonds that are rated Aaa by Moody's Investors Services or AAA Standard & Poor's.
        Compared to a year ago, we increased our allocation to housing bonds from 2% to nearly 17% as of December 31, 1997. Most of the increase occurred during the first half as we sought to take advantage of market volatility. Housing bonds, because of the risk of prepayment from underlying mortgages, tend to yield more than bonds with similar ratings and maturities from other sectors. Most of your Fund's holdings in this sector at the start of fiscal 1998 were bonds that finance multifamily dwellings. These bonds tend to have lower levels of refinancing activity than single-family home mortgages, and better potential total return characteristics.
        In 1997, we focused on bonds selling at less than their face value (discount bonds), bonds with good call protection features and long maturities. This enabled us to do well relative to both our benchmark and our peers despite a volatile interest rate environment. Another positive factor affecting our performance was that the supply of new Missouri municipal securities fell 12.7% during 1997 (from $3.1 billion to $2.7 billion) while investor demand remained steady, leading to higher bond prices, according to The Bond Buyer.
        We believe Missouri exhibits credit characteristics attractive to income-oriented investors. Missouri's general obligation bonds carry a very high quality rating of AAA and the state had a $197 million budget surplus in 1997. Missouri's unemployment rate was just 3.9% in 1997, lower than the national average of 4.7%. Personal income in the state grew at a healthy 5.8% rate last year, driven by growth in services, manufacturing and agriculture.

missouri

Tax Free Iowa Fund
Portfolio Highlights and Asset Mix
-------------------------------------------------------------------------------
December 31, 1997


Guam Bonds                                                      5.0%
US Virgin Island Bonds                                          4.6%
Other Revenue Bonds                                            17.7%
Water/Sewer                                                    11.3%
Higher Education                                                1.6%
Cash                                                            1.1%
Iowa Industrial Development                                    19.7%
Puerto Rico Bonds*                                             39.0%

*Includes power authority, higher education, hospital, transportation, utility, housing and other revenue sectors within Puerto Rico.

Approximately 6.3% of the income generated by Tax-Free Iowa Fund during fiscal 1997 was subject to the alternative minimum tax.

Average Effective Maturity                       7.9 years
Average Effective Duration                       6.9 years
Average Quality                                         AA
30-Day Current SEC Yield*                            4.09%
------------------------------------------------------------------------------
*For Class A shares based on Securities and Exchange Commission guidelines. The 30-day SEC yield for B and C classes was 3.50%.

                                                                for tax-exempt
                                                                    income
                                                                       5

Tax-Free Iowa Fund
Strategic Positioning
and Outlook
Tax-Free Iowa Fund provided a robust total return of +9.49% for the 12 months ended December 31, 1997 (for Class A shares at net asset value with distributions reinvested). This outpaced the returns of the unmanaged Lehman Brothers Municipal Bond Index as well as the average of our peers, as shown on page 1.

(Photo of glasses, pen and keyboard)

        The Iowa economy was healthy in 1997, and the financial condition of most Iowa municipalities was good. The state had the 3rd highest growth rate per capita in income in the nation in 1997, (7.2%), helping fuel demand for municipal bonds. Iowa is first in corn, soybean and grain production, and this past autumn farmers harvested the third biggest corn crop ever.
        An issue the state will face in the year ahead is how financial problems in Asia will affect demand for U.S. agricultural products. Nearly one-quarter of America's hogs are raised in Iowa, and Japan, the largest importer of U.S. pork, remains mired in an economic recession. Currency devaluations along the Pacific Rim will also make it more expensive for many emerging countries to buy U.S. grain.
        From a municipal bond perspective, we believe Iowa is likely to remain in solid financial shape in 1998. The state's economy is diverse and the credit quality of most municipalities appears excellent.
        Only a few issuers in the state offer bonds that are exempt from both federal and state income taxes - the type of securities we seek for your Fund's portfolio. Overall, the amount of new municipal bonds issued in the state rose 19% to $1.3 billion in 1997, according to The Bond Buyer. Still, this amount was modest given the size of the state's economy and investor demand.
        The Fund's largest holding as of December 31, 1997 was a bond issue for the Iowa Finance Authority Underground Storage Tank (18.5% of net assets). We purchased it at a discount to face value, and during the second half of fiscal 1997 it rose substantially in price, providing income while contributing to your Fund's total return.
        Limited supply of double tax-exempt bonds in Iowa has prompted us to invest a substantial portion of the Fund's net assets (48.6% as of December
31) in investment grade tax-exempt territorial bond issues of Puerto Rico, Guam and the U.S. Virgin Islands. Income from these bonds is not taxable to Iowa residents, or residents of any U.S. state. Territorial bonds provide an additional element of diversification and liquidity for the Fund and help us meet our income, duration and yield objectives.
        As opportunities arise, we will prudently increase our positioning in Iowa securities when we can find attractively priced securities that are exempt from both federal and state personal income taxes. Investor demand is likely to remain high, however, as individual income tax rates in the state range as high as 8.98%

Tax-Free Wisconsin Fund
Strategic Positioning
and Outlook
For the 12 months ended December 31, 1997, Tax-Free Wisconsin Fund provided a total return of +9.07% (for Class A shares at net asset value with distributions reinvested). This nearly matched the returns of the unmanaged Lehman Brothers Municipal Bond Index and was more than the average of our peers, as shown on page 1.

iowa
for tax-exempt
    income
      6


         In 1997, the supply of new municipal bonds in Wisconsin dropped 2.7% to $3.8 billion, helping support bond prices, according to The Bond Buyer. Investor demand remained steady.
         Wisconsin's economy is diverse and generally less cyclical than the economies on the east and west coasts. Dominant sectors include dairy farming, services and manufacturing, forestry and tourism. State taxes withheld from wages grew at a 9.9% annual rate in 1997, according to Wisconsin's Department of Revenue.
        The credit quality of most Wisconsin municipalities is excellent and they had a $327 million budget surplus in 1997. Wisconsin's general obligation bonds have a high credit rating of AA. However, only a few select issuers in the state offer bonds that are exempt from both federal and state personal income taxes - the type of bonds we seek for your Fund's portfolio.
        At year's end about one-third of your Fund's net assets were invested in unrated bonds. This reflects the fact that many Wisconsin issues finance small municipal projects that are too small to make it economically feasible to seek a rating from Moody's Investors Services or Standard & Poor's.
        We carefully evaluate each issue to determine creditworthiness. Those that are deemed satisfactory often carry a higher-than-average coupon, which we believe can increase your Fund's income potential.
        Wisconsin's unrated bonds also tend to be less sensitive to short-term interest rate movements, appreciating less during bond market rallies like the ones that occurred in May and June. Conversely, these bonds also tend to fluctuate less in price when the bond market is weak, which may help preserve principal. Our approach to managing the portfolio is to balance bonds that produce an above-average interest rate with bonds that are rated and, in our opinion, can contribute to the Fund's total return.

Wisconsin residents' earnings from interest and dividends grew at a rapid 10.5% pace in 1997, an indicator of potential demand for municipal bonds.

wisconsin

Tax-Free Wisconsin Fund
Portfolio Highlights and Asset Mix
-----------------------------------------------------------------------
December 31, 1997


Pre-Refunded Bonds                              6.0%
Higher Education                                2.5%
Industrial Development                         18.8%
Other Revenue Bonds                            16.4%
Cash                                            5.7%
Hospitals                                       4.4%
Power Authority                                 4.7%
Certificates of participation                  14.9%
Housing                                        23.7%
Water/Sewer                                     2.9%

Approximately 22.3% of the income generated by Tax-Free Wisconsin Fund during fiscal 1997 was subject to the alternative minimum tax.

Average Effective Maturity                        9.6 years
Average Effective Duration                        7.3 years
Average Quality                                          AA
30-Day Current SEC Yield*                             4.15%
*For Class A shares based on Securities and Exchange Commission guidelines. Thirty-day SEC yields for B and C classes were 3.57% and 3.56% respectively.

                                                                for tax-exempt
                                                                    income
                                                                       7

         In our opinion, the prospects for Wisconsin's economy and municipal bond market are bright. Per capita income and the state's growth rate are above-average. Residents' earnings from interest and dividends grew at a rapid 10.5% pace in 1997, an indicator of potential demand for municipal securities.
        During the 1990s, Gov. Tommy Thompson has reduced the state's income, capital gains, property and inheritance taxes without negatively affecting state revenues. Still, Wisconsin's state income tax rate can be as high as 6.93%.

Tax-Free Kansas Fund
Strategic Positioning
and Outlook
Tax-Free Kansas Fund provided an exceptional total return of +10.06% for the 12 months ended December 31, 1997 (for Class A shares at net asset value with distributions reinvested). This was significantly more than the returns of both the unmanaged Lehman Brothers Municipal Bond Index and the average of our peers as shown on page 1.
        The Fund invests primarily in rated, investment-grade securities. Generally, the supply of Kansas bonds is light (only $1.5 billion in new bonds were issued in 1997, an 18.9% increase from a year earlier). The vast majority of the issues that come to market receive high quality ratings from Moody's Investors Services or Standard & Poor's. The Fund reflects the high credit quality that characterizes the state.
        During the year, one of our largest weightings was in general obligation bonds (G.O.). In Kansas, these bonds are typically backed by property taxes rather than a single project that depends on a single revenue stream, increasing the attractiveness of G.O.s for income-oriented investors.
        Two factors enabled the Fund to do well in fiscal 1997 - high credit quality and good portfolio structure. In our opinion, we had a prudent mix of average coupon, call date and maturity. As interest rates fell during the year, the prices of bonds in your Fund's portfolio generally rose. We believe also provided an attractive level of income on a tax-adjusted basis.

kansas

Tax-Free Kansas Fund
Portfolio Highlights and Asset Mix
--------------------------------------------------------------------------
December 31, 1997

Housing                                               23.9%
Water/Sewer                                           15.2%
Cash                                                   3.2%
Higher Education                                      11.3%
Other Revenue Bonds                                    9.1%
Hospitals                                             11.7%
Public Power Authority                                 3.5%
General Obligation                                    22.1%

Approximately 15.8% of the income generated by Tax-Free Kansas Fund during fiscal 1997 was subject to the alternative minimum tax.

Average Effective Maturity                        7.5 years
Average Effective Duration                        6.2 years
Average Quality                                          AA
30-Day Current SEC Yield*                             4.25%

*For Class A shares based on Securities and Exchange Commission guidelines. Thirty-day SEC yields for B and C classes were 3.66% and 3.67% respectively.

for tax-exempt
    income
      8

         During the second half, we reduced our weighting in hospital bonds and increased our holdings of housing bonds, primarily in the multifamily sector. We believe housing bonds can perform well in the coming months.
        Overall, we remain optimistic about the state's small but growing bond market. Kansas' population of 2.6 million has an above-average per-capita income. Kansas' unemployment rate dropped to 3.6% in 1997, the lowest rate since 1979, U.S. government figures show.
        Given the state's relatively high top individual income tax rate of 7.75% (for single taxpayers with just $30,000 in taxable income), we believe that many Kansans will continue to seek sources of tax-exempt income.

Summary Outlook
Even though the municipal bond market rallied substantially in 1997, we still believe selected bonds offer solid income opportunities and relatively moderate credit risk.
        Still, we'd like to offer a note of caution for the year ahead. U.S. job growth has continued at a brisk pace while the labor force participation rate - the proportion of people who have or are looking for a job - reached a record level of more than 67% of working age Americans in December.
        While this trend has served to boost state tax revenues and reduce social expenses, it suggests that the Federal Reserve Board needs to remain vigilant to prevent consumer prices from rising too much. We believe the Fed is up to the task and that yields on long-term U.S. Treasury bonds can potentially fall to as low as 5% in 1998.

Elizabeth H. Howell
Vice President/ Senior Portfolio Manager
January 17, 1998

outlook

A Harvest of Income Opportunities
A Comparison of Taxable Equivalent Yields

30-Year Municipal Bonds Rated AA
Missouri (insured bonds)                                        9.03%
Iowa                                                            9.25%
Wisconsin                                                       8.33%
Kansas                                                          8.81%
30-Year US Treasuries                                           5.92%

Yields as of 12/31/97. Municipal bonds vary in quality and unlike U.S. Treasuries are not guaranteed by the U.S. government. This illustration is not intended to reflect the current 30-day SEC yield of any Delaware-Voyageur municipal bond fund. SOURCE: Bloomberg Business News.

The chart to the left shows how much an investor in the highest federal tax bracket (39.6%) residing in each state would have to earn from a taxable investment to match the income potential of long-term municipal bonds in each respective state.

                                                                for tax-exempt
                                                                    income
                                                                       9


TAX-FREE MISSOURI INSURED FUND
Growth of a $10,000 Investment
November 2, 1992 to December 31, 1997



                                                                      Lehman Brothers              Lipper Missouri Municipal
                                    Tax-Free Missouri                Insured Municipal                 Debt Fund Average
                                      Fund A Class                      Bond Index                         (22 funds)
                                    -----------------                -----------------              -------------------------
Nov. '92                                $ 9,625                         $10,000                           $10,000
Dec. '92                                $ 9,625                         $10,339                           $10,000
Mar. '93                                $10,103                         $10,747                           $10,419
Jun. '93                                $10,398                         $11,128                           $10,774
Sept. '93                               $10,858                         $11,525                           $11,152
Dec. '93                                $11,008                         $11,686                           $11,296
Mar. '94                                $10,343                         $10,953                           $10,604
Jun. '94                                $10,251                         $11,098                           $10,647
Sept. '94                               $10,271                         $11,149                           $10,666
Dec. '94                                $10,015                         $10,988                           $10,459
Mar. '95                                $10,891                         $11,832                           $11,227
Jun. '95                                $11,159                         $12,107                           $11,461
Sept. '95                               $11,455                         $12,454                           $11,727
Dec. '95                                $12,014                         $13,026                           $12,248
Mar. '96                                $11,726                         $12,827                           $12,009
Jun. '96                                $11,782                         $12,926                           $12,077
Sept. '96                               $12,108                         $13,231                           $12,351
Dec. '96                                $12,424                         $13,580                           $12,627
Mar. '97                                $12,381                         $13,520                           $12,589
Jun. '97                                $12,813                         $14,003                           $12,998
Sept. '97                               $13,213                         $14,119                           $13,372
Dec. '97                                $13,580                         $14,879                           $13,719



Chart assumes a $10,000 investment on November 2, 1992, a 3.75% front-end sales charge and reinvestment of distributions. Performance of other Fund classes differs because of different charges and expenses. Past performance does not guarantee future results.


TAX-FREE Missouri Insured Fund
--------------------------------------------------------------------------------------------------
Average Annual Returns Through December 31, 1997

                                            Lifetime            Five Years               One Year
--------------------------------------------------------------------------------------------------
Class A (Est. 11/2/92)
    Excluding Sales Charge                   +7.13%               +7.15%                  +9.43%
    Including Sales Charge                   +6.34%               +6.34%                  +5.36%
--------------------------------------------------------------------------------------------------
Class B (Est. 3/12/94)
    Excluding Sales Charge                   +6.01%                                       +8.66%
    Including Sales Charge                   +5.34%                                       +4.66%
--------------------------------------------------------------------------------------------------
Class C (Est. 11/11/95)
    Excluding Sales Charge                   +6.15%                                       +8.49%
    Including Sales Charge                   +6.15%                                       +7.49%


All performance includes reinvestment of distributions and applicable sales charges as described below. Return and share value will fluctuate so that shares when redeemed may be worth more or less than the original cost. Past performance is not a guarantee of future results. Performance for Class B and C shares excluding sales charge assumes either contingent sales charges did not apply or the investment was not redeemed. Returns reflect a voluntary expense limitation in effect at the time. Returns would have been lower without the limitation.

Class A shares have a 3.75% maximum front-end sales charge and a 12b-1 fee. Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year.
Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

for tax-exempt
    income
      10

Tax-Free Iowa and Wisconsin Funds
Growth of a $10,000 Investment
September 1, 1993 to December 31, 1997

                         Lipper Other States             Tax-Free                  Tax-Free                Lehman Brothers
                         Municipal Debt Fund             Iowa Fund              Wisconsin Fund                Municipal
                          Average (67 Funds)              A Class                   A Class                  Bond Index
                         -------------------             ---------              --------------             ---------------
Sept. 1 '93                   $10,000                     $ 9,625                   $ 9,625                    $10,000
Dec. 31 '93                   $10,107                     $ 9,795                   $ 9,787                    $10,140
Mar. 31 '94                   $ 9,582                     $ 9,225                   $ 9,357                    $ 9,584
Jun. 30 '94                   $ 9,625                     $ 9,202                   $ 9,208                    $ 9,689
Sept. 30 '94                  $ 9,677                     $ 9,130                   $ 9,226                    $ 9,756
Dec. 31 '94                   $ 9,473                     $ 8,785                   $ 8,972                    $ 9,616
Mar. 31 '95                   $10,139                     $ 9,546                   $ 9,692                    $10,296
Jun. 30 '95                   $10,314                     $ 9,772                   $ 9,867                    $10,544
Sept. 30 '95                  $10,568                     $ 9,982                   $10,122                    $10,847
Dec. 31 '95                   $11,028                     $10,612                   $10,564                    $11,295
Mar. 31 '96                   $10,843                     $10,202                   $10,365                    $11,159
Jun. 30 '96                   $10,922                     $10,258                   $10,415                    $11,244
Sept. 30 '96                  $11,166                     $10,603                   $10,644                    $11,502
Dec. 31 '96                   $11,414                     $10,884                   $10,932                    $11,795
Mar. 31 '97                   $11,390                     $10,804                   $10,903                    $11,768
Jun. 30 '97                   $11,760                     $11,264                   $11,258                    $12,174
Sept. 30 '97                  $12,074                     $11,602                   $11,584                    $12,539
Dec. 31 '97                   $12,386                     $11,904                   $11,909                    $12,879



Chart assumes a $10,000 investment on September 1, 1993, a 3.75% front-end sales charge and reinvestment of distributions. Performance of other Fund classes differs because of different charges and expenses. Past performance does not guarantee future results.


Tax-Free Iowa Fund
--------------------------------------------------------------------------------
Average Annual Returns Through December 31, 1997

                                               Lifetime            One Year
Class A (Est. 9/1/93)
    Excluding Sales Charge                      +5.14%              +9.49%
    Including Sales Charge                      +4.22%              +5.43%
--------------------------------------------------------------------------------
Class B (Est. 3/24/95)
    Excluding Sales Charge                      +7.55%              +8.75%
    Including Sales Charge                       +6.59%             +4.75%
--------------------------------------------------------------------------------
Class C (Est. 1/4/95)
    Excluding Sales Charge                      +9.74%              +8.68%
    Including Sales Charge                      +9.74%              +7.68%





Tax-Free Wisconsin Fund
Average Annual Returns Through December 31, 1997

                                               Lifetime            One Year
--------------------------------------------------------------------------------
Class A (Est. 9/1/93)
    Excluding Sales Charge                     +5.15%              +9.07%
    Including Sales Charge                     +4.23%              +4.93%
--------------------------------------------------------------------------------
Class B (Est. 4/22/95)
    Excluding Sales Charge                     +6.74%              +8.27%
    Including Sales Charge                     +5.74%              +4.27%
--------------------------------------------------------------------------------
Class C (Est. 3/28/95)
    Excluding Sales Charge                     +6.84%              +8.16%
    Including Sales Charge                     +6.84%              +7.16%

Please see page 8 for important additional information. All performance includes reinvestment of distributions and applicable sales charges as described on page 8. Past performance is not a guarantee of future results.

                                                                for tax-exempt
                                                                    income
                                                                      11

Tax-Free Kansas Fund A Class
Growth of a $10,000 Investment
November 2, 1992 to December 31, 1997



                                 Lipper Kansas
                                 Municipal Debt                 Lehman Brothers                  Tax-Free
                                  Fund Average                     Municipal                    Kansas Fund
                                    (5 funds)                      Bond Index                     A Class
                                 --------------                 ---------------                 -----------
Nov. 2 '92                          $10,000                        $10,000                        $ 9,625
Mar. 31 '93                         $10,413                        $10,371                        $10,264
Jun. 30 '93                         $10,767                        $10,711                        $10,534
Sept. 30 '93                        $11,118                        $11,073                        $10,947
Dec.31 '93                          $11,277                        $11,228                        $11,104
Mar. 31 '94                         $10,768                        $10,612                        $10,704
Jun. 30 '94                         $10,811                        $10,729                        $10,547
Sept. 30 '94                        $10,850                        $10,803                        $10,306
Dec. 31 '94                         $10,625                        $10,648                        $11,141
Mar. 31 '95                         $11,342                        $11,401                        $11,390
Jun. 30 '95                         $11,554                        $11,575                        $11,724
Sept. 30 '95                        $11,846                        $12,011                        $12,277
Dec. 31 '95                         $12,331                        $12,507                        $11,989
Mar. 31 '96                         $12,103                        $12,356                        $12,094
Jun. 30 '96                         $12,214                        $12,451                        $12,094
Sept. 30 '96                        $12,481                        $12,736                        $12,412
Dec. 31 '96                         $12,732                        $13,061                        $12,697
Mar. 31 '97                         $12,713                        $13,030                        $12,635
Jun. 30 '97                         $13,123                        $13,480                        $13,087
Sept. 30 '97                        $13,453                        $13,885                        $13,534
Dec. 31 '97                         $13,790                        $14,261                        $13,959


Chart assumes a $10,000 investment on November 2, 1992, a 3.75% front-end sales charge and reinvestment of distributions. Performance of other Fund classes differs because of different charges and expenses. Past performance does not guarantee future results.


Tax-Free Kansas Fund
----------------------------------------------------------------------------------------------
Average Annual Returns Through December 31, 1997

                                                 Lifetime          Five Years        One Year
----------------------------------------------------------------------------------------------
Class A (Est. 11/30/92)
      Excluding Sales Charge                       +7.61%            +7.63%          +10.06%
      Including Sales Charge                       +6.80%            +6.81%           +5.95%
----------------------------------------------------------------------------------------------
Class B (Est. 4/8/95)
      Excluding Sales Charge                      +7.56%                              +9.28%
      Including Sales Charge                      +6.59%                              +5.28%
----------------------------------------------------------------------------------------------
Class C (Est. 4/12/95)
      Excluding Sales Charge                      +7.32%                              +9.17%
      Including Sales Charge                      +7.32%                              +8.17%
----------------------------------------------------------------------------------------------

Please see page 9 for important additional information. All performance includes reinvestment of distributions and applicable sales charges as described on page 9. Past performance is not a guarantee of future results.

12 for tax-exempt income

 Financial Statements
 Delaware-Voyageur
 Tax-Free Missouri Insured Fund
 Statement Of Net Assets
 December 31, 1997
                                                      Principal       Market
                                                        Amount         Value
 Municipal Bonds - 98.80%
 General Obligation Bonds - 12.34%
 Clark County School District (FSA)
  5.75% 3/1/15  ...................................  $ 1,775,000   $ 1,864,975
 Springfield School District (MBIA)
  5.25% 3/1/11  ...................................    1,000,000     1,019,340
 St. Charles (FSA) 5.75% 3/1/15 ..................     1,000,000     1,059,250
 St. Louis County School District #8
  (MBIA) 5.60% 2/15/15  ...........................    1,490,000     1,550,971
 Franklin County School District
  (FGIC) 5.75% 3/1/13  ............................    1,100,000     1,159,950
 West Platte School District (MBIA)
  5.85% 3/1/15  ...................................      750,000       785,865
                                                                   -----------
                                                                     7,440,351
                                                                   -----------
 Higher Education Revenue Bonds - 3.31%
 Missouri State Health & Education Facility
 (Central Missouri State University) (AMBAC)
  5.75% 10/1/25  ..................................    1,000,000     1,042,980
 Missouri State Health & Education Facility
  University Revenue for St. Louis University
  (AMBAC) 4.75% 10/1/16  ..........................    1,000,000       955,680
                                                                   -----------
                                                                     1,998,660
                                                                   -----------
 Hospital Revenue Bonds - 23.37%
 Cape Girardeau SE Missouri Hospital (MBIA)
  5.25% 6/1/16  ...................................    1,000,000     1,039,600
 Hannibal Health Facilities Series A (Hannibal
  Regional Hospital) (FSA) 5.75% 3/1/22 ...........    1,000,000     1,057,430
 Hannibal Health Facilities Series A (Hannibal
  Regional Hospital) (FSA) 5.625% 3/1/12 ..........    2,500,000     2,666,100
 Jackson County St. Joseph's Hospital (MBIA)
  6.50% 7/1/12  ...................................    1,980,000     2,175,050
 Jackson County St. Mary's Hospital (MBIA)
  5.75% 7/1/24  ...................................    2,000,000     2,092,820
 Missouri State Health & Education Facility
  (Heartland Health Systems) (AMBAC)
  6.35% 11/15/17  ................................     1,250,000     1,365,938
 Missouri State Health & Education Facility
  (Children's Mercy Hospital) (MBIA)
  5.65% 5/15/23  .................................     1,000,000     1,032,080
 Missouri State Health & Education Facility
  (Health Midwest) (MBIA) 6.25% 2/15/22 ..........     1,000,000     1,078,830
 Missouri State Health & Education Facility
  (SSM Health Care) (MBIA) 6.40% 6/1/10 ..........       500,000       583,285
 Missouri State Health & Education Facility
  (St. Luke's Health Systems) (MBIA)
  5.125% 11/15/19  ...............................     1,000,000     1,000,890
                                                                   -----------
                                                                    14,092,023
                                                                   -----------

                                                         Principal        Market
                                                           Amount         Value
 Municipal Bonds (Continued)
 Housing Revenue Bonds - 16.83%
 Missouri Single Family Housing (FNMA/GNMA)
  7.25% 9/1/26  ...................................   $ 2,295,000   $ 2,616,828
 Missouri Single Family Housing (FNMA/GNMA)
  7.20% 9/1/26  ...................................     2,015,000     2,305,966
 Missouri Single Family Housing (FNMA/GNMA)
  7.55% 9/1/27  ...................................     1,830,000     2,114,638
 Missouri Single Family Housing (FNMA/GNMA)
  7.45% 9/1/27  ...................................     1,985,000     2,292,457
 Missouri Single Family Housing (GNMA)
  7.20% 12/1/17  ..................................       245,000       271,707
 Missouri Single Family Housing (GNMA)
  7.25% 12/1/20  ..................................       495,000       548,856
                                                                    -----------
                                                                     10,150,452
                                                                    -----------
 Industrial Development Revenue Bonds - 1.79%
 St. Louis Municipal Finance Corporation City Lease
  Revenue - City Justice Center, Series A
  (AMBAC) 5.95% 2/15/16  ..........................     1,000,000     1,081,200
                                                                    -----------
                                                                      1,081,200
                                                                    -----------
 Lease/Certificate of Participation - 1.77%
 Kansas City Muehlebach Hotel (FSA)
  5.90% 12/1/18  ..................................     1,000,000     1,069,600
                                                                    -----------
                                                                      1,069,600
                                                                    -----------
 Power Authority Revenue Bonds - 9.62%
 Sikeston Electric Revenue (MBIA) 6.00% 6/1/13 ....     1,000,000     1,130,700
 Sikeston Electric Revenue (MBIA) 5.00% 6/1/22 ....     4,750,000     4,670,817
                                                                    -----------
                                                                      5,801,517
                                                                    -----------
*Pre-Refunded/Escrowed to Maturity
 Bonds - 15.74%
 Greene County Single Family Mortgage Revenue
  Zero Coupon (Private Mortgage Insurance)
  3/1/16 (Escrowed to maturity) ....................    1,225,000       477,321
 Kansas City Airport Revenue (FSA)
  6.875% 9/1/14-04  ................................    1,675,000     1,940,002
 Sikeston Electric Revenue (MBIA)
  6.25% 6/1/12-02  .................................    2,000,000     2,200,700
 St. Charles School District (FGIC)
  6.50% 2/1/14-06  .................................    1,250,000     1,431,200
 St. Louis Municipal Finance Corporation Leasehold
  Revenue (FGIC) 6.25% 2/15/12-05 ..................    1,850,000     2,068,837
 Troy School District #3 Lincoln County
  (MBIA ) 6.10% 3/1/14-05  .........................    1,235,000     1,370,541
                                                                   -----------
                                                                      9,488,601
                                                                    -----------
                                                      for tax-exempt income 13


 Delaware-Voyageur Tax-Free Missouri Insured Fund
 Statement Of Net Assets (Continued)
                                                     Principal          Market
                                                       Amount            Value
 Municipal Bonds (Continued)
 Utility Revenue Bonds - 3.92%
 Missouri Environmental Pollution Control
  Revenue for St. Joseph's Light and Power Co.
  (AMBAC) 5.85% 2/1/13.........................     $2,200,000       $2,360,424
                                                                   ------------
                                                                      2,360,424
                                                                   ------------
 Water And Sewer Revenue Bonds - 3.90%
 Liberty Sewer (MBIA) 6.00% 2/1/08.............        600,000          678,960
 Liberty Sewer (MBIA) 6.15% 2/1/15.............      1,500,000        1,670,895
                                                                   ------------
                                                                      2,349,855
                                                                   ------------
 Other Revenue Bonds - 6.21%
 Kansas City Municipal Assistance Bartle Hall
  Convention Center (MBIA ) 5.60% 4/15/16 .....      1,240,000        1,289,612
 Missouri State Environmental-State Revolving
  Fund - Branson (FSA) 6.05% 7/1/16 ...........      2,265,000        2,451,840
                                                                   ------------
                                                                      3,741,452
                                                                   ------------
 Total Municipal Bonds (cost of $55,107,781)...                      59,574,135
                                                                   ------------

 Total Market Value Of Securities Owned - 98.80%
  (cost of $55,107,781). ......................                      59,574,135
 Receivables And Other Assets
  Net Of Liabilities - 1.20% ...................                        722,814
                                                                   ------------

 Net Assets Applicable To 5,577,827 Shares
  ($.01 Par Value) Outstanding - 100.00%                            $60,296,949
                                                                   ============


 Net Asset Value - TAX-FREE Missouri Insured A Class
  ($48,565,374 / 4,492,331 shares). . . . . . .                          $10.81
                                                                   ============
 Net Asset Value - TAX-FREE Missouri Insured B Class
  ($11,506,649 / 1,064,696 shares). . . . . . .                          $10.81
                                                                   ============
 Net Asset Value - TAX-FREE Missouri Insured C Class
  ($224,926 / 20,800 shares). . . . . . . . . . . . .                    $10.81
                                                                   ============

 Components Of Net Assets At December 31, 1997:
 Common Stock, $.01 par value, 10,000,000,000 shares authorized to the Fund with 1,000,000,000 shares allocated to Tax-Free
  Missouri Insured Fund A Class, 1,000,000,000 shares allocated to
  Tax-Free Missouri Insured Fund B Class and 1,000,000,000 shares
  allocated to Tax-Free Missouri Insured Fund C Class               $56,927,422
 Accumulated net realized loss on investments                        (1,096,827)
 Net unrealized appreciation on investments                           4,466,354
                                                                   ------------
 Total Net Assets. . . . . . . . . . . . . . . . . . .              $60,296,949
                                                                   ============

 ------------
*For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

     AMBAC - Insured by the AMBAC Indemnity Corporation
     Connie Lee - Insured by the College Construction Insurance Association FGIC - Insured by the Financial Guaranty Insurance Company
     FNMA - Insured by the Federal National Mortgage Association
     FSA - Insured by Financial Security Assurance
     GNMA - Insured by the Government National Mortgage Association
     MBIA - Insured by the Municipal Bond Insurance Association

 Delaware-Voyageur Tax-Free Iowa Fund
 Statement Of Net Assets
 December 31, 1997
                                                      Principal        Market
                                                        Amount         Value
 Municipal Bonds - 98.84%
 Higher Education Revenue Bonds - 5.80%
 Puerto Rico Educational Facility Revenue -
  Polytechnic University 6.50% 8/1/24 .............   $   665,000   $   724,770
 State University of Iowa - Board Of Regents
  5.30% 7/1/13  ...................................       500,000       520,345
 University of North Iowa - Board Of Regents
  5.30% 7/1/13  ...................................       150,000       155,432
 University Of Puerto Rico Revenue (MBIA)
  5.50% 6/1/15  ...................................     1,000,000     1,043,190
                                                                    -----------
                                                                      2,443,737
                                                                    -----------
 Hospital Revenue Bonds - 3.14%
 Puerto Rico Hospital Revenue - Hospital Auxilio
  Mutuo Obligated Group (MBIA) 6.25%
  7/1/24  .........................................     1,200,000     1,323,228
                                                                    -----------
                                                                      1,323,228
                                                                    -----------
 Housing Revenue Bonds - 2.50%
 Puerto Rico Housing Bank And Finance Agency
  (GNMA) 6.25% 4/1/29  ............................       990,000     1,052,687
                                                                    -----------
                                                                      1,052,687
                                                                    -----------
 Industrial Development Revenue Bonds - 25.42%
 Iowa Finance Authority - Underground Storage Tank
  Revenue 5.125% 7/1/14  ..........................     7,500,000     7,767,600
 Lee County Urban Renewal Revenue - Keokuk
  Waste Treatment 6.40% 6/1/07 ....................       500,000       534,755
 Puerto Rico Commonwealth Industrial Development
  Company General Purpose Revenue Series B
  5.375% 7/1/16  ..................................     1,000,000     1,014,800
 Puerto Rico Port Authority Revenue, Special
  Facility - American Airlines 6.25% 6/1/26 .......     1,275,000     1,391,726
                                                                    -----------
                                                                     10,708,881
                                                                    -----------
 Power Authority Revenue Bonds - 5.36%
 Puerto Rico Electric Power Authority Revenue
  6.25% 7/1/17  ...................................     1,000,000     1,072,110
 Puerto Rico Electric Power Authority Revenue
  6.00% 7/1/14  ...................................     1,100,000     1,187,065
                                                                    -----------
                                                                      2,259,175
                                                                    -----------
*Pre-Refunded/Escrowed To Maturity Bonds - 4.61%
 Virgin Islands Public Finance Authority (Escrowed
  to maturity) 7.30% 10/1/18-18 ...................     1,500,000     1,939,710
                                                                    -----------
                                                                      1,939,710
                                                                    -----------
 Transportation Revenue Bonds - 8.56%
  Guam Highway (FSA) 6.30% 5/1/12 .................     1,950,000     2,116,004
 Puerto Rico Commonwealth Highway and
  Transportation Revenue 5.25% 7/1/21 .............     1,500,000     1,487,985
                                                                    -----------
                                                                      3,603,989
                                                                    -----------
 Utility Revenue Bonds - 5.11%
 Puerto Rico Telephone Revenue Authority
  5.50% 1/1/22  ...................................     2,120,000     2,151,863
                                                                    -----------
                                                                      2,151,863
                                                                    -----------

14 for tax-exempt income


 Delaware-Voyageur Tax-Free Iowa Fund
 Statement Of Net Assets (Continued)
                                                     Principal          Market
                                                       Amount            Value
Municipal Bonds (Continued)
Water And Sewer Revenue Bonds - 15.66%
Iowa Finance Authority - State Revolving Fund
 Revenue 5.20% 5/1/23  ........................   $ 2,845,000   $ 2,846,478
Iowa Finance Authority - State Revolving Fund
 Revenue 6.25% 5/1/24  ........................     1,750,000     1,917,755
Puerto Rico Municipal Finance Authority (FSA)
 6.00% 7/1/14  ................................     1,700,000     1,834,232
                                                                -----------
                                                                  6,598,465
                                                                -----------
Other Revenue Bonds - 22.68%
Bettendorf, Iowa Urban Renewal Tax Increment
 Revenue - Series A 4.90% 6/1/99 ..............        50,000        50,186
Bettendorf, Iowa Urban Renewal Tax Increment
 Revenue - Series A 5.00% 6/1/00 ..............       300,000       301,872
Bettendorf, Iowa Urban Renewal Tax Increment
 Revenue - Series A 5.10% 6/1/01 ..............       315,000       317,722
Bettendorf, Iowa Urban Renewal Tax Increment
 Revenue - Series A 5.20% 6/1/02 ..............       330,000       333,600
Bettendorf, Iowa Urban Renewal Tax Increment
 Revenue - Series A 5.30% 6/1/03 ..............       345,000       349,502
Bettendorf, Iowa Urban Renewal Tax Increment
 Revenue - Series A 5.40% 6/1/04 ..............       365,000       370,497
Bettendorf, Iowa Urban Renewal Tax Increment
 Revenue - Series A 5.50% 6/1/05 ..............       385,000       391,526
Bettendorf, Iowa Urban Renewal Tax Increment
 Revenue - Series A 5.60% 6/1/06 ..............       405,000       412,578
Bettendorf, Iowa Urban Renewal Tax Increment
 Revenue - Series A 5.70% 6/1/07 ..............       425,000       433,649
Bettendorf, Iowa Urban Renewal Tax Increment
 Revenue - Series A 5.80% 6/1/08 ..............       450,000       459,117
Bettendorf, Iowa Urban Renewal Tax Increment
 Revenue - Series A 5.90% 6/1/09 ..............       800,000       816,136
Iowa Finance Authority - Correctional Facility
 Revenue 5.70% 6/15/14  .......................     2,000,000     2,124,300
Puerto Rico Public Building Authority Revenue
 Series M 5.75% 7/1/15  .......................     1,000,000     1,036,240
Puerto Rico Public Building Authority Revenue
 Series M 5.50% 7/1/21  .......................     1,100,000     1,114,795
Puerto Rico Public Building Authority Revenue
 Series L 5.75% 7/1/16  .......................     1,000,000     1,041,910
                                                                -----------
                                                                  9,553,630
                                                                -----------
Total Municipal Bonds (cost of $38,842,710 ) .                   41,635,365
                                                                -----------

Total Market Value Of Securities Owned - 98.84%
 (cost of $38,842,710)  .......................................   $ 41,635,365
Receivables And Other Assets Net Of Liabilities - 1.16% ......         489,073
                                                                  ------------
Net Assets Applicable To 4,186,111 Shares
 ($.01 Par Value) Outstanding - 100.00% .......................   $ 42,124,438
                                                                  ============


Net Asset Value - Tax-Free Iowa A Class
 ($38,342,922 / 3,810,314 shares)  ............................   $      10.06
                                                                  ============
Net Asset Value - Tax-Free Iowa B Class
 ($2,910,094/ 289,180 shares)  ................................   $      10.06
                                                                  ============
Net Asset Value - Tax-Free Iowa C Class
 ($871,422 / 86,617 shares)  ..................................   $      10.06
                                                                  ============


Components Of Net Assets At December 31, 1997:
Common Stock, $.01 par value, 10,000,000,000 shares authorized to the Fund with 1,000,000,000 shares allocated to Tax-Free
 Iowa Fund A Class, 1,000,000,000 shares allocated to Tax-Free
 Iowa Fund B Class and 1,000,000,000 shares allocated to
 Tax-Free Iowa Fund C Class ...................................  $ 41,180,950
Accumulated net realized loss on investments .................     (1,849,167)
Net unrealized appreciation on investments ...................      2,792,655
                                                                 ------------
Total Net Assets .............................................   $ 42,124,438
                                                                 ============

 --------------
*For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

        FSA - Insured by Financial Security Assurance
       GNMA - Insured by the Government National Mortgage Association
       MBIA - Insured by the Municipal Bond Insurance Association
                                                      for tax-exempt income 15


 Delaware-Voyageur Tax-Free Wisconsin Fund
 Statement of Net Assets
 December 31, 1997
                                                   Principal      Market
                                                     Amount       Value
Municipal Bonds - 94.26%
Higher Education Revenue Bonds - 2.54%
Madison Community Development Authority
 Revenue - Edgewood College 6.25%
 4/1/14  .......................................   $  500,000   $  529,126
Puerto Rico Educational Facility Revenue -
Polytechnic University 6.50% 8/1/24 ............      295,000      321,515
                                                                ----------
                                                                   850,641
                                                                ----------
Hospital Revenue Bonds - 4.38%
Puerto Rico Industrial Tourist Educational
 Medical & Environmental Control Facilities
 (Hospital Auxilio Mutuo Project - Series A)
 5.50% 7/1/17  .................................      500,000      522,975
Kaukauna Housing Authority Revenue -
 St. Paul Home Inc. 6.10% 9/1/07 ...............      200,000      206,646
Superior Redevelopment Authority Revenue -
Superior Memorial Hospital 5.80% 5/1/10
 (GNMA)  .......................................      250,000      263,190
Winnebago Housing Authority Neenah/Menasha
 5.50% 10/1/15  ................................      465,000      475,937
                                                                ----------
                                                                 1,468,748
                                                                ----------
Housing Revenue Bonds - 23.70%
Dane County Multifamily Housing Revenue -
 Forest Harbor Apartment Project 5.85%
 7/1/11  .......................................      125,000      130,190
Dane County Multifamily Housing Revenue -
 Forest Harbor Apartment Project 5.90%
 7/1/12  .......................................      125,000      129,346
La Crosse Housing Authority Washburn Project
 6.375% 10/1/16  ...............................      100,000      104,195
La Crosse Housing Authority Washburn Project
 6.50% 10/1/26  ................................      250,000      259,358
Milwaukee Redevelopment Authority Multifamily
 Housing 6.30% 8/1/38  .........................    1,455,000    1,529,147
New Berlin Multifamily Housing Authority
 Revenue 7.125% 5/1/24  ........................      500,000      535,090
Puerto Rico Housing Authority Single Family
 Mortgage Revenue 6.85% 10/15/23 ...............      625,000      667,944
Puerto Rico Housing Bank And Finance Agency
 (GNMA) 6.25% 4/1/29  ..........................      995,000    1,058,003
Superior Housing Authority - St. Francis Project
 6.00% 1/20/22 (GNMA)  .........................      565,000      589,109
Superior Housing Authority - St. Francis Project
 6.15% 7/20/31 (GNMA)  .........................      835,000      868,676
Waukesha Wisconsin Housing Westgrove Wood
 Project 6.00% 12/1/31 (GNMA) ..................    1,500,000    1,577,130
Wauwatosa Multifamily Housing Revenue -
 Harwood Place, Inc. 5.75% 12/1/08 .............      480,000      490,819
                                                                ----------
                                                                 7,939,007
                                                                ----------

Industrial Development Revenue Bonds - 18.82%
Hartford Community Development Authority Lease
 Revenue 6.15% 12/1/09  ........................      240,000      259,126

                                                     Principal      Market
                                                       Amount        Value
Municipal Bonds (Continued)
Industrial Development Revenue Bonds (Continued)
Milwaukee Redevelopment Authority Revenue -
 Goodwill Industries, Inc. 6.35% 10/1/09 .........   $2,000,000   $2,109,500
Omro Community Development Authority
 5.875% 12/1/11  .................................      300,000      320,157
Puerto Rico Commonwealth Industrial Development
 Corporation General Purpose Revenue Series
 B 5.375% 7/1/16  ................................    1,000,000    1,014,800
Puerto Rico Industrial Medical Environmental
 Revenue - PepsiCo Project 6.25% 11/15/13 ........    1,100,000    1,209,670
Two Rivers Community Development Authority
 Revenue Architectural Forest Products
 6.35% 12/15/12  .................................      250,000      257,345
West Allis Community Development Authority
 Revenue - Poblocki Investments, Ltd.
 5.90% 5/1/03  ...................................    1,080,000    1,134,119
                                                                  ----------
                                                                   6,304,717
                                                                  ----------
Lease/Certificates of Participation - 14.89%
Cudahy Community Development Authority
 Revenue 6.00% 6/1/11  ...........................    1,000,000    1,062,160
De Forest Redevelopment Lease Revenue
 6.25% 2/1/18  ...................................    1,000,000    1,055,420
Little Chute Community Development Lease
 Revenue 5.625% 3/1/19  ..........................      680,000      707,656
Madison Community Development Authority,
 Monona Terrace Community Project
 5.80% 3/1/05  ...................................      125,000      134,835
Madison Community Development Authority,
 Monona Terrace Community Project
 5.90% 3/1/06  ...................................      365,000      394,773
Madison Community Development Authority,
 Monona Terrace Community Project
 6.10% 3/1/10  ...................................    1,500,000    1,631,895
                                                                  ----------
                                                                   4,986,739
                                                                  ----------
*Pre-Refunded Bonds/Escrowed to Maturity - 5.99%
Wisconsin Housing Finance Authority 6.10%
 6/1/21-17 (FHA)  ................................    1,000,000    1,100,060
Virgin Islands Public Finance Authority 7.30%
 10/1/18-18 (Escrowed to maturity) ...............      700,000      905,198
                                                                  ----------
                                                                   2,005,258
                                                                  ----------
Power Authority Revenue Bonds - 4.67%
Puerto Rico Electric Power Authority Revenue
 6.00% 7/1/14  ...................................    1,450,000    1,564,768
                                                                  ----------
                                                                   1,564,768
                                                                  ----------
Special Utility Revenue Bonds - .90%
Puerto Rico Telephone Authority Revenue
 5.75% 1/1/11  ...................................      285,000      302,824
                                                                  ----------
                                                                     302,824
                                                                  ----------
Water and Sewer Revenue Bonds - 2.95%
Puerto Rico Commonwealth Infrastructure Financing
 Authority Special Series A 5.00% 7/1/21 .........    1,000,000      986,390
                                                                  ----------
                                                                     986,390
                                                                  ----------

16 for tax-exempt income


 Delaware-Voyageur Tax-Free Wisconsin Fund
 Statement Of Net Assets (Continued)
                                                   Principal         Market
                                                     Amount           Value
Municipal Bonds (Continued)
Other Revenue Bonds - 15.42%
Puerto Rico Municipal Finance Authority 6.00%
 7/1/14 (FSA)  ................................... $ 1,800,000      $ 1,942,128
Southeast Wisconsin Professional Baseball Park
 District Lease Certificates Zero Coupon
 12/15/15 (MBIA)  ................................   1,000,000          400,190
Southeast Wisconsin Professional Baseball Park
 District Sales Revenue Zero Coupon
 12/15/16 (MBIA)  ................................   1,115,000          420,110
Southeast Wisconsin Professional Baseball Park
 District Sales Tax Revenue Zero Coupon
 12/15/24 (MBIA)  ................................   1,500,000          369,360
Southeast Wisconsin Professional Baseball Park
 District Sales Tax Revenue Zero Coupon
 12/15/25 (MBIA)  ................................   1,250,000          292,200
Southeast Wisconsin Professional Baseball Park
 District Sales Tax Revenue Zero Coupon
 12/15/28 (MBIA)  ................................   3,500,000          689,465
Southeast Wisconsin Professional Baseball Park
 District Sales Tax Revenue 5.80% 12/15/26
 (MBIA)  .........................................   1,000,000        1,052,571
                                                                    -----------
                                                                      5,166,024
                                                                    -----------
 Total Municipal Bonds (cost $29,582,916) ........                   31,575,116
                                                                   -----------
                                                       Number
                                                     of Shares

 Short Term Investments - 4.84%
 Norwest Advantage Municipal Money Market Fund       1,623,000        1,623,000
                                                                    -----------
                                                                      1,623,000
                                                                    -----------
 Total Short Term Investments (cost $1,623,000)                       1,623,000
                                                                    -----------

 Total Market Value of Securities Owned - 99.10%
  (cost $31,205,916). . . . . . . . . . . . . . . .                 $33,198,116
 Receivables and Other Assets Net of Liabilities - 0.90%                301,158
                                                                    -----------
 Net Assets Applicable to 3,347,653 Shares
  ($.01 Par Value) Outstanding - 100.00%                            $33,499,274
                                                                    ===========

 Net Asset Value - Tax-Free Wisconsin Fund A Class
  ($30,878,953 / 3,085,809 shares). . .                                  $10.01
                                                                    ===========
 Net Asset Value - Tax-Free Wisconsin Fund B Class
  ($1,931,391 / 193,168 shares). . . . . .                               $10.00
                                                                    ===========

 Net Asset Value - Tax-Free Wisconsin Fund C Class
  ($688,930 / 68,676 shares). . . . . . . . .                            $10.03
                                                                    ===========

 Components of Net Assets at December 31, 1997:
 Common stock, $.01 par value, 100,000,000,000 shares
  authorized to the Fund with 10,000,000,000 shares allocated to Tax-Free Wisconsin Fund A Class, 10,000,000,000 shares
  allocated to Tax-Free Wisconsin B Class, and 10,000,000,000
  shares allocated to Tax-Free Wisconsin Fund C Class               $31,945,211
 Accumulated net realized loss on investments                          (438,137)
 Net unrealized appreciation on investments                           1,992,200
                                                                    -----------
 Total net assets. . . . . . . . . . . . . . . . .                  $33,499,274
                                                                    ===========


     * For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

         FHA  - Insured by the Federal Housing Authority
         FSA  - Insured by the Financial Security Assurance
         GNMA - Insured by the Government National Mortgage Association
         MBIA - Insured by the Municipal Bond Insurance Association
                                                       for tax-exempt income 17


 Delaware-Voyageur Tax-Free Kansas Fund
 Statement of Net Assets
 December 31, 1997

                                                    Principal          Market
                                                      Amount           Value
Municipal Bonds - 96.78%
General Obligation Bonds - 22.10%
Allen County Unified School District #258
 6.875% 9/1/10 (AMBAC)  .............................   $  240,000   $  291,655
Ellsworth County, Kansas - Series 1, 5.75%
 9/1/17  ............................................      250,000      265,380
Johnson County 6.125% 9/1/12 ........................      600,000      645,114
Linn County Unified School District 5.70% 11/1/16 ... 500,000 526,860 Maize Unified School District #266 Series 1994
 5.875% 9/1/12 (FSA)  ...............................      250,000      263,655
Sedgwick County Renwick Unified School District
 6.15% 11/1/09 (AMBAC)  .............................      250,000      278,663
Sedgwick County Unified School District #265
 5.50% 10/1/13 (FSA)  ...............................      250,000      259,805
Shawnee County Unified School District #437
 5.25% 9/1/10 (AMBAC)  ..............................      130,000      133,812
Shawnee County Unified School District #501
 5.75% 2/1/11 (FGIC)  ...............................      200,000      209,000
Summer County Unified School District #356
 5.75% 9/1/11 (MBIA)  ...............................      250,000      269,020
                                                                    -----------
                                                                      3,142,964
                                                                    -----------
Higher Education Revenue Bonds - 11.30%
Kansas Development Finance Authority - Kansas
 Board of Regents - Wichita State University
 5.875% 6/1/17 (AMBAC)  .............................      300,000      316,059

Puerto Rico Educational Facility Revenue -
Polytechnic University 6.50% 8/1/24 .................    1,185,000    1,291,508
                                                                    -----------
                                                                      1,607,567
                                                                    -----------
Hospital Revenue Bonds - 11.66%
Kansas Development Finance Authority
 Healthcare Facility Revenue For Stormont-Vail
 Healthcare, Inc. 5.80% 11/15/16 (MBIA) .............      250,000      266,180
Lawrence, KS For Lawrence Memorial Hospital
 6.20% 7/1/19  ......................................      250,000      266,015
Olathe, KS Health Facility For Evangelical Lutheran
 Good Samaritan Project 6.00% 5/1/19 (AMBAC) ........      250,000      267,878
Olathe, KS Health Facilities Rev. For Olathe
 Medical Center - 94A 5.875%
 9/1/16 (AMBAC)  ....................................      100,000      103,375
Shawnee County Sister of Charity Leavenworth
 Hospital 5.00% 12/1/23 (FSA) .......................      250,000      246,768
Wichita,Kansas Health Care Improvement
 Industrial Revenue(The Kansas Masonic
 Home - Series VI) 6.25% 12/1/17 ....................      500,000      507,895
                                                                    -----------
                                                                      1,658,111
                                                                    -----------
Housing Revenue Bonds - 23.89%
Olathe Kansas Multifamily Housing - Reference Bristol
 Pointe Apartments PJ-A 5.60% 11/1/17 ...............   $  350,000   $  356,797
Kansas State Development Finance Authority
 Multifamily Revenue - Oak Ridge Park Apartments
 Project - Series F 6.625% 8/1/29 ...................    1,000,000    1,061,400

                                                   Principal          Market
                                                     Amount           Value
Municipal Bonds (Continued)
Housing Revenue Bonds (Continued)
Kansas State Multifamily Housing Park Apartments
 Project 6.00% 12/1/21 (FNMA) ....................  $  600,000       $  626,682
Kansas D.F.A. Rev for Martin Creek Multifamily
 Housing Project 6.50% 8/1/24 (FHA) ..............      50,000           53,286
Olathe Multifamily Deerfield Apartments Series
 1994A 6.45% 6/1/19 (FNMA) .......................     250,000          267,353
Olathe, Kansas Multifamily Housing - Jefferson
 Place Apartments Project - B 6.10% 7/1/22 .......   1,000,000        1,032,030
                                                                    -----------
                                                                      3,397,548
                                                                    -----------
Industrial Development Revenue Bonds - 0.37%
Wamego Pollution Control Revenue Western
 Resources Inc. Project 6.00% 2/1/33 (MBIA) ......      50,000           52,532
                                                                    -----------
                                                                         52,532
                                                                    -----------
*Pre-Refunded/Escrowed to Maturity
Bonds 7.99%
Douglas County Lawrence Unified School District
 #497 6.00% 9/1/15-03  ...........................     250,000          268,645
Jefferson County Unified School District #340
 6.35% 9/1/15-04 (FSA)  ..........................     250,000          279,360
Kansas City Community College Student Center
 6.25% 5/15/20-02 (MBIA)  ........................     300,000          324,240
Shawnee County Unified School District #345 5.75%
 9/1/11-04 (MBIA) ................................     250,000          264,245
                                                                    -----------
                                                                      1,136,490
                                                                    -----------
Public Power Authority Bonds- 3.51%
Puerto Rico Electric Power Authority
  5.25%  7/1/21. .................................     500,000          499,325
                                                                    -----------
                                                                        499,325
                                                                    -----------
Transportation Revenue Bonds - 0.72%
Kansas Department of Transportation
 5.375% 3/1/13...................................      100,000          102,584
                                                                    -----------
                                                                        102,584
                                                                    -----------
Water and Sewer Revenue Bonds - 15.24%
Atchison Water & Sewer Series 96A 5.70%
 9/1/11 (AMBAC)  ................................      150,000          157,949
Atchison Water & Sewer Series 96A 5.80%
 9/1/12 (AMBAC)  ................................      270,000          285,989
Haysville Water & Sewer 5.80% 10/1/16 (FSA) .....      250,000          266,545
Johnson County Water Revenue 5.25% 12/1/15 ......      175,000          177,828
Kansas City Utility System Revenue 6.375%
 9/1/23 (FGIC)  .................................      900,000        1,009,413
Kansas Development Finance Authority Water
 Pollution Control Sewer Revenue
 6.00% 11/1/14  .................................      250,000          270,175
                                                                    -----------
                                                                      2,167,899
                                                                    -----------

Total Municipal Bonds ($12,699,269) .............                    13,765,020
                                                                    ===========

18 for tax-exempt income


 Delaware-Voyageur Tax-Free Kansas Fund
 Statement Of Net Assets (Continued)
                                                        Number of        Market
                                                          Shares         Value
Short-Term Investments - 1.96%
Norwest Advantage Municipal Money
 Market Fund ......................................    278,000     $    278,000
                                                                   ------------
                                                                        278,000
                                                                   ------------
Total Short Term Investments (cost $278,000) ......                     278,000
                                                                   ------------

Total Market Value of Securities Owned - 98.74%
 (cost $12,977,269)  ..............................                  14,043,020
Receivables and Other Assets Net of
 Liabilities - 1.26% .                                                  179,822
                                                                   ------------
Net Assets Applicable to 1,285,447 Shares
 ($.01 Par Value) Outstanding - 100.00% ...........                $ 14,222,842
                                                                   ============


Net Asset Value - Tax-Free Kansas Fund A Class
 ($10,662,844 / 963,984 shares)  ..................                $      11.06
                                                                   ============

Net Asset Value - Tax-Free Kansas Fund B Class
 ($3,451,761 / 311,671 shares)  ...................                $      11.08
                                                                   ============

Net Asset Value - Tax-Free Kansas Fund C Class
 ($108,237 / 9,792 shares)  .......................                $      11.05
                                                                   ============


Components of Net Assets at December 31, 1997:
Common stock, $.01 par value, unlimited shares
 authorized to the Tax-Free Kansas Fund ...........                $ 13,236,239
Accumulated net realized loss on investments ......                     (79,148)
Net unrealized appreciation on investments ........                   1,065,751
                                                                   ------------
Total net assets ..................................                $ 14,222,842
                                                                   ============


AMBAC - Insured by the AMBAC Indemnity Corporation
FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Authority
FNMA - Insured by the Federal National Mortgage Association
FSA - Insured by the Financial Security Assurance
MBIA - Insured by the Municipal Bond Insurance Association
                                                      for tax-exempt income 19

The Delaware-Voyageur Funds
Statements Of Operations
Year Ended December 31, 1997

                                                                   Tax-Free Missouri     Tax-Free        Tax-Free        Tax-Free
                                                                     Insured Fund       Iowa Fund     Wisconsin Fund    Kansas Fund
                                                                      -----------      -----------    --------------    -----------
Investment Income:
Interest ..........................................................   $ 3,411,170      $ 2,301,953      $ 1,715,466    $   761,738
                                                                      -----------      -----------      -----------    -----------
Expenses:
Management fees ...................................................       298,156          207,954          148,926         66,097
Dividend disbursing and transfer agent fees and expenses ..........        66,505           58,042           34,328         16,068
Distribution expense ..............................................       171,681           93,563           77,376         49,017
Custody fees and other expenses ...................................        37,647            8,655           17,034          1,839
Registration fees .................................................         4,061            8,536            9,639          1,943
Reports and statements to shareholders ............................        19,723           23,714           22,197          5,249
Accounting and administration .....................................        20,879           15,658           11,345          5,065
Professional fees .................................................        16,912           12,191           14,090         13,671
Directors' fees ...................................................         1,702            1,333            1,086            723
                                                                      -----------      -----------      -----------    -----------
                                                                          637,266          429,646          336,021        159,672
Less expenses absorbed or waived ..................................       (14,788)         (23,043)         (23,481)       (25,092)
                                                                      -----------      -----------      -----------    -----------
Total Expenses ....................................................       622,478          406,603          312,540        134,580
                                                                      -----------      -----------      -----------    -----------
Net Investment Income .............................................     2,788,692        1,895,350        1,402,926        627,158
                                                                      -----------      -----------      -----------    -----------
Net Realized And Unrealized Gain (Loss) On Investments:
Net realized gain (loss) on investments: ..........................       176,623          (58,844)         190,944        127,741
Net change in unrealized appreciation/depreciation: ...............     2,344,920        1,936,561        1,023,956        513,267
                                                                      -----------      -----------      -----------    -----------


Net Realized And Unrealized Gain (Loss) On Investments: ...........     2,521,543        1,877,717        1,214,900        641,008
                                                                      -----------      -----------      -----------    -----------
Net Increase In Net Assets Resulting From Operations ..............   $ 5,310,235      $ 3,773,067      $ 2,617,826    $ 1,268,166
                                                                      ===========      ===========      ===========    ===========

Net Asset Value And Price Per Share - A Class:
Net asset value A Class  (A) ......................................   $     10.81      $     10.06      $     10.01    $     11.06
Sales Charge (3.75% of offering price or 3.90%, 3.88%, 3.90%
      and 3.89% of the amount invested per share for Tax-Free
      Missouri Insured Fund, Tax-Free Iowa Fund, Tax-Free Wisconsin
      Fund, and Tax-Free Kansas Fund, respectively) (B) ...........          0.42             0.39             0.39           0.43
                                                                      -----------      -----------      -----------    -----------
Offering price ....................................................   $     11.23      $     10.45      $     10.40    $     11.49
                                                                      ===========      ===========      ===========    ===========


(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See Buying Shares in the current Prospectus for purchases of $100,000 or more.

See accompanying notes

20 for tax-exempt income


The Delaware-Voyageur Funds
Statements Of Changes In Net Assets

                                           Tax-Free Missouri Insured Fund         Tax-Free Iowa Fund
                                             Year Ended      Year Ended       Year Ended       6/4/96*
                                              12/31/97        12/31/96         12/31/97       to 12/31/96
                                            ------------    ------------    ------------    ------------

Increase In Net Assets From Operations:
Net investment income ...................   $  2,788,692    $  2,877,421    $  1,895,350    $  2,019,520
Net realized gain (loss) on investments .        176,623        (523,769)        (58,844)       (201,680)
Net change in unrealized appreciation/
      depreciation ......................      2,344,920        (403,336)      1,936,561        (803,926)
                                            ------------    ------------    ------------    ------------


Net increase in net assets
      resulting from operations .........      5,310,235       1,950,316       3,773,067       1,013,914
                                            ------------    ------------    ------------    ------------



Distributions To Shareholders From:
Net investment income:
  A Class ...............................     (2,362,959)     (2,454,463)     (1,786,140)     (1,953,806)
  B Class ...............................       (458,482)       (376,995)        (84,786)        (48,161)
  C Class ...............................         (7,784)         (5,509)        (27,910)        (22,832)
                                            ------------    ------------    ------------    ------------
                                              (2,829,225)     (2,836,967)     (1,898,836)     (2,024,799)
                                            ------------    ------------    ------------    ------------



Capital Share Transactions:
Proceeds from shares sold:
  A Class ...............................      2,768,917       5,650,060       3,470,467       5,783,953
  B Class ...............................      2,097,849       4,705,880       1,320,305         791,024
  C Class ...............................        100,000         156,103         247,082         262,735


Net asset value of shares issued upon
reinvestment of dividends from net
investment income:
  A Class ...............................      1,353,277       1,297,141       1,211,605       1,284,358
  B Class ...............................        349,671         250,807          64,063          37,397
  C Class ...............................          5,484           3,283          10,869           4,155
                                            ------------    ------------    ------------    ------------
                                               6,675,198      12,063,274       6,324,391       8,163,622
                                            ------------    ------------    ------------    ------------


Cost of shares repurchased:
  A Class ...............................     (6,861,721)     (7,034,424)     (8,103,037)     (8,405,045)
  B Class ...............................     (1,840,881)       (655,723)       (232,768)             --
  C Class ...............................        (42,129)        (27,281)        (90,968)        (49,832)
                                            ------------    ------------    ------------    ------------
                                              (8,744,731)     (7,717,428)     (8,426,773)     (8,454,877)
                                            ------------    ------------    ------------    ------------


Increase (decrease) in net assets derived
  from capital share transactions .......     (2,069,533)      4,345,846      (2,102,382)       (291,255)
                                            ------------    ------------    ------------    ------------



Net Increase (Decrease) In Net Assets ...        411,477       3,459,195        (228,151)     (1,302,140)

Net Assets:
Beginning of year .......................     59,885,472      56,426,277      42,352,589      43,654,729
                                            ------------    ------------    ------------    ------------


End of year .............................   $ 60,296,949    $ 59,885,472    $ 42,124,438     $42,352,589
                                            ============    ============    ============     ===========



                                                   Tax-Free Wisconsin Fund          Tax-Free Kansas Fund
                                                  Year Ended      Year Ended      Year Ended      Year Ended
                                                   12/31/97        12/31/96        12/31/97        12/31/96
                                                 ------------    ------------    ------------    ------------

Increase In Net Assets From Operations:
Net investment income ...................        $  1,402,926    $  1,376,191    $    627,158    $    584,317
Net realized gain (loss) on investments .             190,944          88,723         127,741         (75,990)
Net change in unrealized appreciation/
      depreciation ......................           1,023,956        (417,975)        513,267         (87,456)
                                                 ------------    ------------    ------------    ------------


Net increase in net assets
      resulting from operations .........           2,617,826       1,046,939       1,268,166         420,871
                                                 ------------    ------------    ------------    ------------



Distributions To Shareholders From:
Net investment income:
  A Class ...............................          (1,354,012)     (1,309,246)       (506,768)       (513,198)
  B Class ...............................             (65,438)        (40,094)       (123,076)        (68,183)
  C Class ...............................             (26,356)        (13,973)         (4,201)         (2,305)
                                                 ------------    ------------    ------------    ------------
                                                   (1,445,806)     (1,363,313)       (634,045)       (583,686)
                                                 ------------    ------------    ------------    ------------



Capital Share Transactions:
Proceeds from shares sold:
  A Class ...............................           7,121,843       4,977,290       1,225,439       1,557,809
  B Class ...............................             505,833         596,712         948,070       1,735,044
  C Class ...............................             347,276         557,261          74,506          78,467


Net asset value of shares issued upon
reinvestment of dividends from net
investment income:
  A Class ...............................             758,408         758,119         297,771         276,442
  B Class ...............................              42,097          25,436          83,728          33,834
  C Class ...............................              24,405          11,846           4,294           2,036
                                                 ------------    ------------    ------------    ------------
                                                    8,799,862       6,926,664       2,633,808       3,683,632
                                                 ------------    ------------    ------------    ------------


Cost of shares repurchased:
  A Class ...............................          (6,376,585)     (3,573,034)     (1,511,541)     (2,165,871)
  B Class ...............................             (20,571)         (4,141)       (135,792)        (50,509)
  C Class ...............................            (262,082)        (92,971)        (66,004)        (30,130)
                                                 ------------    ------------    ------------    ------------
                                                   (6,659,238)     (3,670,146)     (1,713,337)     (2,246,510)
                                                 ------------    ------------    ------------    ------------


Increase (decrease) in net assets derived
  from capital share transactions .......           2,140,624       3,256,518         920,471       1,437,122
                                                 ------------    ------------    ------------    ------------



Net Increase (Decrease) In Net Assets ...           3,312,644       2,940,144       1,554,592       1,274,307

Net Assets:
Beginning of year .......................          30,186,630      27,246,486      12,668,250      11,393,943
                                                 ------------    ------------    ------------    ------------


End of year .............................        $ 33,499,274    $ 30,186,630    $ 14,222,842    $ 12,668,250
                                                 ============    ============    ============    ============


                            See accompanying notes

---------------
* Commencement of Operations.

                                                      for tax-exempt income 21


The Delaware-Voyageur Funds
Financial Highlights

    Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                     Tax-Free Missouri Insured Fund - Class A
                                                ------------------------------------------------------------------------------------
                                                                                              Two
                                                Year ended    Year ended    Year ended   months ended   Year ended   Period from(1)
                                                12/31/97(4)     12/31/96     12/31/95      12/31/94       10/31/94     11/2/92 to
                                                                                                                        10/31/93


Net asset value, beginning of period             $10.370        $10.540      $9.270         $9.370        $10.820       $10.000

Income from investment operations:
    Net investment income                          0.504          0.520       0.520          0.100          0.550         0.550
    Net realized and unrealized gain (loss)
    from investments                               0.446         (0.180)      1.290         (0.110)        (1.430)        0.890
                                                 -------        -------      ------         ------        -------       -------
    Total from investment operations               0.950          0.340       1.810         (0.010)        (0.880)        1.440
                                                 -------        -------      ------         ------        -------       -------

Less dividends and distributions:
    Dividends from net investment income          (0.510)        (0.510)     (0.540)        (0.090)        (0.540)       (0.550)
    Distributions from net realized gain on
      security transactions                           --             --          --             --         (0.030)       (0.070)
                                                 -------        -------      ------         ------        -------       -------
    Total dividends and distributions             (0.510)        (0.510)     (0.540)        (0.090)        (0.570)       (0.620)
                                                 -------        -------      ------         ------        -------       -------
Net asset value, end of period                   $10.810        $10.370     $10.540         $9.270         $9.370       $10.820
                                                 =======        =======     =======         ======         ======       =======



Total Return(2). . . . . . .                        9.43%          3.41%      19.96%         (0.07%)        (8.28%)       14.74%

Ratios and supplemental data:
    Net assets, end of period (000 omitted)      $48,565        $49,301     $50,211        $37,790        $37,384        $30,270
    Ratio of expenses to average net assets         0.91%          0.71%       0.50%          0.11%(3)       0.15%          0.00%
    Ratio of expenses to average net assets
    prior to expense limitation                     0.93%          1.03%       1.07%          1.12%(3)       1.13%         1.25%3
    Ratio of net investment income to average
     net assets                                     4.81%          5.05%       5.25%          6.00%(3)       5.39%          4.82%(3)
    Ratio of net investment income to average
    net assets prior to expense limitation          4.79%          4.73%       4.68%          4.99%(3)       4.41%          3.57%(3)
    Portfolio turnover                                12%            28%         31%             8%            32%            76%

-------------------
1   Commencement of operations.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sale charge.
3   Annualized.
4 Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc., as the Fund's investment manager.

22 for tax-exempt income

    Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                 Tax-Free Missouri Insured Fund - Class B
                                                                 ----------------------------------------
                                                                                                Two            Period
                                                    Year           Year         Year           Months           from
                                                    Ended         Ended        Ended           Ended        3/12/94(1) to
                                                  12/31/97(4)    12/31/96     12/31/95        12/31/94         10/31/94


Net asset value, beginning of period ...........   $10.370        $10.540       $ 9.270        $9.370          $10.300

Income from investment operations:
    Net investment income                            0.425          0.460         0.480         0.080            0.330
    Net realized and unrealized gain
      (loss) from investments                        0.451         (0.180)        1.280        (0.100)          (0.940)
                                                   -------        -------       -------        ------          -------
    Total from investment operations ...........     0.876          0.280         1.760        (0.020)          (0.610)
                                                   -------        -------       -------        ------          -------

Less dividends and distributions:
    Dividends from net investment income            (0.436)        (0.450)       (0.490)       (0.080)          (0.320)
    Distributions from net realized gain
      on security transactions .................        --             --            --            --               --
                                                   -------        -------       -------        ------          -------
    Total dividends and distributions ..........    (0.436)        (0.450)       (0.490)       (0.080)          (0.320)
                                                   -------        -------       -------        ------          -------
Net asset value, end of period .................   $10.810        $10.370       $10.540        $9.270          $ 9.370
                                                   =======        =======       =======        ======          =======

Total Return(2).................................      8.66%          2.93%        19.18%        (0.14%)          (6.16%)

Ratios and supplemental data:
    Net assets, end of period (000 omitted) ....   $11,507        $10,432        $6,195        $2,742           $1,701
    Ratio of expenses to average net assets ....      1.61%          1.29%         0.97%         0.60%(3)         0.49%(3)
    Ratio of expenses to average net assets
      prior to expense limitation ..............      1.63%          1.78%         1.81%         1.84%(3)         1.83%(3)
    Ratio of net investment income to
      average net assets .......................      4.11%          4.46%         4.70%         5.32%(3)         4.89%(3)
    Ratio of net investment income to average
      net assets prior to expense limitation ...      4.09%          3.97%         3.86%         4.08%(3)         3.55%(3)
    Portfolio turnover .........................        12%            28%           31%            8%              32%




                                                    Tax-Free Missouri Insured Fund - Class C
                                                    ----------------------------------------
                                                                                   Period
                                                     Year           Year            from
                                                     Ended          Ended       11/11/95(1) to
                                                   12/31/97(4)     12/31/96        12/31/95


Net asset value, beginning of period ...........    $10.370          $10.540      $10.360

Income from investment operations:
    Net investment income                             0.405            0.430        0.060
    Net realized and unrealized gain
      (loss) from investments                         0.455           (0.180)       0.170
                                                    -------          -------      -------
    Total from investment operations ...........      0.860            0.250        0.230
                                                    -------          -------      -------

Less dividends and distributions:
    Dividends from net investment income             (0.420)          (0.420)      (0.050)
    Distributions from net realized gain
      on security transactions .................         --               --           --
                                                     ------           ------      -------
    Total dividends and distributions ..........     (0.420)          (0.420)      (0.050)
                                                    -------          -------      -------
Net asset value, end of period .................    $10.810          $10.370      $10.540
                                                    =======          =======      =======

Total Return(2).................................       8.49%            2.48%        2.24%

Ratios and supplemental data:
    Net assets, end of period (000 omitted) ....       $225             $152          $20
    Ratio of expenses to average net assets ....       1.74%            1.62%        1.22%(3)
    Ratio of expenses to average net assets
      prior to expense limitation ..............       1.76%            1.78%        1.55%(3)
    Ratio of net investment income to
      average net assets .......................       3.98%            4.10%        4.09%(3)
    Ratio of net investment income to average
      net assets prior to expense limitation ...       3.96%            3.94%        3.76%(3)
    Portfolio turnover .........................         12%              28%          31%


1   Commencement of operations.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
3   Annualized.
4 Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc., as the Fund's investment manager.

                                                       for tax-exempt income 23

    Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                         Tax-Free Iowa Fund - Class A
                                                -------------------------------------------------------------------------------
                                                 Year ended         Year ended       Year ended   Four months ended  Year ended
                                                 12/31/97(3)         12/31/96         12/31/95        12/31/94         8/31/94
                                                ------------        ----------       ----------   -----------------  ----------

Net asset value, beginning of period...........       $9.620            $9.830           $8.560          $9.260        $10.000
Income from investment operations:
    Net investment income......................        0.449             0.440            0.450           0.170          0.490
Net realized and unrealized gain (loss) from
    investments ...............................        0.440            (0.210)           1.290          (0.720)        (0.740)
                                                     -------            ------           ------          ------        -------
Total from investment operations...............        0.889             0.230            1.740          (0.550)        (0.250)
                                                     -------            ------           ------          ------        -------
Less dividends and distributions:
    Dividends from net investment income.......       (0.449)           (0.440)          (0.470)         (0.150)        (0.490)
    Distributions from net realized gain on
    security transactions......................           --                --               --              --             --
                                                     -------            ------           ------          ------        -------
    Total dividends and distributions..........       (0.449)           (0.440)          (0.470)         (0.150)        (0.490)
                                                     -------            ------           ------          ------        -------
Net asset value, end of period ................      $10.060            $9.620           $9.830          $8.560        $ 9.260
                                                     =======            ======           ======          ======        =======



Total Return(1)................................         9.49%             2.56%           20.80%          (5.86%)        (2.67%)

Ratios and supplemental data:
    Net assets, end of period (000 omitted)....      $38,343           $40,037          $42,374         $32,373        $38,669
    Ratio of expenses to average net assets....         0.91%             0.92%            0.72%           0.11%(2)       0.12%
    Ratio of expenses to average net assets
        prior to expense limitation ...........         0.97%             1.06%            1.06%           1.25%(2)       1.25%
    Ratio of net investment income to average
        net assets ............................         4.62%             4.68%            4.88%           5.71%(2)       4.89%
    Ratio of net investment income to average
        net assets prior to expense limitation          4.56%             4.54%            4.54%           4.57%(2)       3.76%
    Portfolio turnover ........................           14%               14%              21%              7%           119%

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
2   Annualized.
3 Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc., as the Fund's investment manager.

24 for tax-exempt income

    Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                 Tax-Free Iowa Fund - Class B    Tax-Free Iowa Fund - Class C
                                                                 ----------------------------    ----------------------------
                                                                                   Period from                       Period from
                                                               Year        Year     3/24/95(1)   Year        Year      1/4/95(1)
                                                               ended       ended        to       ended      ended         to
                                                            12/31/97(4)   12/31/96  12/31/95   12/31/97(4) 12/31/96    12/31/95
                                                            -----------   --------  ---------- ---------   --------   -----------
Net asset value, beginning of period .....................  $ 9.610      $9.830    $9.180     $ 9.610      $9.830      $8.550

Income from investment operations:
    Net investment income ................................    0.366       0.380     0.310       0.360       0.360       0.370
    Net realized and unrealized gain (loss) from
        investments ......................................    0.457      (0.220)    0.640       0.456      (0.220)      1.280
                                                            -------      ------    ------     -------      ------      ------
    Total from investment operations .....................    0.823       0.160     0.950       0.816       0.140       1.650
                                                            -------      ------    ------     -------      ------      ------
 Less dividends and distributions:
    Dividends from net investment income .................   (0.373)     (0.380)   (0.300)     (0.366)     (0.360)     (0.370)
    Distributions from net realized gain on
        security transactions.............................       --          --        --          --          --          --
                                                             -------      ------    ------     -------     ------      ------
    Total dividends and distributions ....................   (0.373)     (0.380)   (0.300)     (0.366)     (0.360)     (0.370)
                                                            -------      ------    ------     -------      ------      ------
Net asset value, end of period ...........................  $10.060      $9.610    $9.830     $10.060      $9.610      $9.830
                                                            =======      ======    ======     =======      ======      ======

Total Return(2)...........................................     8.75%       1.76%    10.62%       8.68%       1.56%      19.66%

Ratios and supplemental data:
    Net assets, end of period (000 omitted)  .............   $2,910      $1,645      $819        $871        $670        $462
    Ratio of expenses to average net assets ..............     1.67%       1.61%     1.28%(3)    1.74%       1.75%       1.61%(3)
    Ratio of expenses to average net assets prior
        to expense limitation ............................     1.73%       1.81%     1.65%(3)    1.80%       1.81%       1.72%(3)
    Ratio of net investment income to average net assets .     3.86%       3.97%     4.06%(3)    3.79%       3.82%       3.74%(3)
    Ratio of net investment income to average net assets
        prior to expense limitation ......................     3.80%       3.77%     3.69%(3)    3.73%       3.76%       3.63%(3)
    Portfolio turnover ...................................       14%         14%       21%         14%         14%         21%

---------------
1   Commencement of operations.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
3   Annualized.
4 Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc., as the Fund's investment manager.

                                                      for tax-exempt income 25

    Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                     Tax -Free   Wisconsin Fund - Class A
                                                 ----------------------------------------------------------------------------
                                                  Year ended     Year ended      Year ended     Four months ended   Year ended
                                                  12/31/97(3)     12/31/96       12/31/95           12/31/94          8/31/94

Net asset value, beginning of period ........      $9.640         $9.780          $8.740             $9.280         $10.000
                                                   ------         ------          ------             ------         -------
Income from investment operations:
    Net investment income ...................       0.466          0.460           0.480              0.160           0.490
    Net realized and unrealized gain (loss)
     from investments .......................       0.383         (0.140)          1.040             (0.550)         (0.720)
                                                   ------         ------          ------             ------         -------

    Total from investment operations ........       0.849          0.320           1.520             (0.390)         (0.230)
                                                   ------         ------          ------             ------         -------

Less dividends and distributions:
    Dividends from net investment income ....      (0.479)        (0.460)         (0.480)            (0.150)         (0.490)
    Distributions from net realized gain on
      security transactions                            --             --              --                 --              --
                                                   ------         ------          ------             ------         -------
    Total dividends and distributions .......      (0.479)        (0.460)         (0.480)            (0.150)         (0.490)
                                                   ------         ------          ------             ------         -------
Net asset value, end of period ..............     $10.010         $9.640          $9.780             $8.740          $9.280
                                                  =======         ======          ======             ======         =======

Total Return1  ..............................        9.07%          3.49%          17.74%             (4.12%)         (2.40%)

Ratios and supplemental data:
    Net assets, end of period (000 omitted) .     $30,879        $28,292         $26,449            $20,167         $16,093
    Ratio of expenses to average net assets .        0.99%          0.98%           0.88%              0.08%2          0.04%
    Ratio of expenses to average net assets
     prior to expense limitation ............        1.07%          1.09%           1.09%              1.25%2          1.25%
    Ratio of net investment income to
      average net assets ....................        4.76%          4.90%           5.05%              5.54%2          4.89%
    Ratio of net investment income to average
      net assets prior to expense limitation         4.68%          4.79%           4.84%              4.37%2          3.68%
    Portfolio turnover ......................          30%            38%             12%               20%              86%



1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

2   Annualized.

3 Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc., as the Fund's investment manager.

26 for tax-exempt income

    Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                         Tax-Free Wisconsin Fund - Class B   Tax-Free Wisconsin Fund - Class C

                                                           Year        Year       4/22/95(1)   Year        Year     3/28/95(1)
                                                        Year ended     ended         to        ended       ended       to
                                                         12/31/97(4)  12/31/96    12/31/95   12/31/97(4) 12/31/96   12/31/95


Net asset value, beginning of period...................    $9.630      $9.770      $9.390      $9.660     $9.790    $9.340

Income from investment operations:
    Net investment income..............................     0.395       0.410       0.280       0.380      0.390     0.300
    Net realized and unrealized gain (loss)
       from investments ................................    0.382      (0.140)      0.370       0.390     (0.130)    0.440
                                                          -------      ------      ------     -------     ------    ------
    Total from investment operations...................     0.777       0.270       0.650       0.770      0.260     0.740
                                                          -------      ------      ------     -------     ------    ------

Less dividends and distributions:
    Dividends from net investment income...............    (0.407)     (0.410)     (0.270)     (0.400)    (0.390)   (0.290)
    Distributions from net realized gain on
       security transactions ..........................        --          --          --          --         --        --
                                                          -------      ------      ------     -------     ------    ------
    Total dividends and distributions..................    (0.407)     (0.410)     (0.270)     (0.400)    (0.390)   (0.290)
                                                          -------      ------      ------     -------     ------    ------
Net asset value, end of period.........................   $10.000      $9.630      $9.770     $10.030     $9.660    $9.790
                                                          =======      ======      ======     =======     ======    ======

Total Return(2)........................................      8.27%       2.84%       7.08%       8.16%     2.74%      8.06%

Ratios and supplemental data:
    Net assets, end of period (000 omitted)............    $1,931      $1,339        $725        $689       $555       $73
    Ratio of expenses to average net assets............      1.72%       1.66%       1.45%(3)    1.81%      1.75%     1.77%(3)
    Ratio of expenses to average net assets
       prior to expense limitation ....................      1.80%       1.85%       1.70%(3)    1.89%      1.83%     1.77%(3)
    Ratio of net investment income to average
       net assets......................................      4.03%       4.37%       4.31%(3)    3.94%      4.12%     4.04%(3)
    Ratio of net investment income to average
       net assets prior to expense limitation .........      3.95%       4.18%       4.06%(3)    3.86%      4.04%     4.04%(3)
    Portfolio turnover.................................        30%         38%         12%         30%        38%       12%

-----------
1   Commencement of operations.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
3   Annualized.
4 Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc., as the Fund's investment manager.

                                                      for tax-exempt income 27

    Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                           Tax-Free Kansas Fund - Class A
                                                ----------------------------------------------------------------------------------
                                                                                             Two                      Period From
                                                Year ended    Year ended  Year ended    months ended    Year ended     11/30/92(1)
                                                12/31/97(4)    12/31/96    12/31/95       12/31/94       10/31/94      to 10/31/93
                                                 -------       -------      ------      ------------     ---------    ------------


Net asset value, beginning of period ..........   $10.560      $10.730      $9.500        $9.630         $10.850         $10.000

Income from investment operations:
    Net investment income .....................     0.526        0.520       0.560         0.090           0.570           0.560
    Net realized and unrealized gain (loss)
             from investments .................     0.506       (0.170)      1.220        (0.130)         (1.210)          0.850
                                                  -------      -------      ------        ------         -------         -------
    Total from investment operations ..........     1.032        0.350       1.780        (0.040)         (0.640)          1.410
                                                  -------      -------      ------        ------         -------         -------

Less dividends and distributions:
    Dividends from net investment income ......    (0.532)      (0.520)     (0.550)       (0.090)         (0.570)         (0.560)
    Distributions from net realized gain on
       security transactions                                                                              (0.010)
                                                  -------      -------      ------        ------         -------         -------
    Total dividends and distributions .........    (0.532)      (0.520)     (0.550)       (0.090)         (0.580)         (0.560)
                                                  -------      -------      ------        ------         -------         -------
Net asset value, end of period ................   $11.060      $10.560     $10.730        $9.500          $9.630         $10.850
                                                  =======      =======     =======        ======         =======         =======

Total Return(2)................................     10.06%        3.43%      19.13%        (0.38%)         (6.10%)         14.49%

Ratios and supplemental data:
    Net assets, end of period (000 omitted) ...   $10,663      $10,176     $10,677        $7,355          $6,469          $2,057
    Ratio of expenses to average net assets ...      0.84%        0.83%      0.37%          0.01%3          0.06%           0.00%
    Ratio of expenses to average net assets
      prior to expense limitation .............      1.03%        1.21%       1.11%         1.25%3          1.25%           1.25%(3)
    Ratio of net investment income to
      average net assets ......................      4.92%        4.97%       5.32%         5.88%3          5.30%           5.26%(3)
    Ratio of net investment income to average
      net assets prior to expense limitation ..      4.73%        4.59%       4.58%         4.64%3          4.11%           4.01%(3)
    Portfolio turnover ........................        30%          56%         19%            0%             38%             28%

-------------
1   Commencement of operations.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
3   Annualized.
4 Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc., as the Fund's investment manager.

28 for tax-exempt income

    Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                               Tax-Free Kansas Fund - Class B    Tax-Free Kansas Fund - Class C
                                                               ------------------------------    ------------------------------

                                                                 Year        Year    4/8/95(1)     Year       Year     4/12/95(1)
                                                                ended       ended       to        ended       ended       to
                                                              12/31/97(4)  12/31/96  12/31/95   12/31/97(4) 12/31/96   12/31/95


Net asset value, beginning of period .......................   $10.570    $10.740    $10.190      $10.550    $10.720   $10.200

Income from investment operations:
    Net investment income ..................................     0.440      0.450      0.340        0.439      0.430     0.320
    Net realized and unrealized gain (loss)
        from investments ...................................     0.516     (0.170)     0.540        0.504     (0.170)    0.510
                                                               -------    -------    -------      -------    -------   -------
    Total from investment operations .......................     0.956      0.280      0.880        0.943      0.260     0.830
                                                               -------    -------    -------      -------    -------   -------

Less dividends and distributions:
    Dividends from net investment income ...................    (0.446)    (0.450)    (0.330)      (0.443)    (0.430)   (0.310)
    Distributions from net realized gain
       on security transactions ............................        --         --         --           --         --        --
                                                               -------    -------    -------      -------    -------   -------
    Total dividends and distributions ......................    (0.446)    (0.450)    (0.330)      (0.443)    (0.430)   (0.310)
                                                               -------    -------    -------      -------    -------   -------
Net asset value, end of period .............................   $11.080    $10.570    $10.740      $11.050    $10.550   $10.720
                                                               =======    =======    =======      =======    =======   =======

Total Return(2).............................................      9.28%      2.69%      8.76%        9.17%      2.52%     8.29%

Ratios and supplemental data:
    Net assets, end of period (000 omitted)  ...............    $3,452     $2,402       $677         $108        $90       $40
    Ratio of expenses to average net assets ................      1.61%      1.61%      0.94%       31.64%      1.77%     1.27%(3)
    Ratio of expenses to average net assets prior to \
        expense limitation .................................      1.80%      2.00%      1.68%3       1.83%      2.00%     1.79%(3)
    Ratio of net investment income to average net assets ...      4.15%      4.16%      4.63%3       4.12%      4.02%     4.21%(3)
    Ratio of net investment income to average  net
        assets prior to expense limitation .................      3.96%      3.77%      3.89%3       3.93%      3.79%     3.69%(3)
    Portfolio turnover .....................................        30%        56%        19%          30%        56%       19%


1   Commencement of operations.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
3   Annualized.
4 Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc., as the Fund's investment manager.

                                                      for tax-exempt income 29

The Delaware-Voyageur Funds
Notes to Financial Statements
December 31, 1997

Delaware-Voyageur Tax-Free Missouri Insured Fund (formerly Voyageur Missouri Insured Tax Free Fund)("Tax-Free Missouri Insured Fund") a series of the Voyageur Investment Trust, Delaware-Voyageur Tax-Free Iowa Fund (formerly Voyageur Iowa Tax Free Fund)("Tax-Free Iowa Fund") and Delaware-Voyageur Tax-Free Wisconsin Fund (formerly Voyageur Wisconsin Tax Free)("Tax-Free Wisconsin Fund"), series of the Voyageur Mutual Funds, Inc., and Delaware-Voyageur Tax-Free Kansas Fund (formerly Voyageur Kansas Tax Free
Fund)("Tax-Free Kansas Fund"), a series of the Voyageur Investment Trust, (each referred to as a "Fund" or collectively as the "Funds") are registered under the Investment Company Act of 1940 (as amended) as non-diversified, open-end management investment companies. Tax-Free Missouri Insured Fund seeks high current income free from both federal and state income taxes with the added safety of an insured portfolio by investing in insured municipal bonds. The Tax-Free Iowa Fund and the Tax-Free Wisconsin Fund seek high current income free from both federal and state income taxes by investing in investment grade municipal bonds. The Tax-Free Kansas Fund seeks high current income free from both federal and state income taxes and local intangibles tax by investing in investment grade municipal bonds. The Funds each offer 3 classes of shares.

1. Fund Reorganization
On April 30, 1997, Lincoln National Corporation ("LNC") acquired Voyageur Fund Manager Inc.'s ("Voyageur") parent, Dougherty Financial Group, Inc. ("DFG") pursuant to an agreement and plan of merger dated January 15, 1997, in which LNC acquired DFG including the mutual fund investment advisory business of DFG conducted by Voyageur. Upon completion of the acquisition, Delaware Management Company, Inc. ("DMC") became the investment adviser to the Funds, Delaware Distributors, L.P. ("DDLP") became the distributor for the Funds, and Delaware Service Company, Inc. ("DSC") became the transfer, dividend-disbursing, shareholder servicing agent and accounting service agent for the Funds.

2. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Funds.

Security Valuation - Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Funds' Board of Directors.

Federal Income Taxes - Each fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Other - Expenses common to all funds within the Delaware-Voyageur funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts and market premium are amortized to interest income over the lives of the respective securities. The Funds declare dividends from net investment income daily and pay them monthly. Capital gains are distributed annually.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. Investment Management and Other Transactions with Affiliates
Commencing May 1, 1997, and in accordance with the terms of the Investment Management Agreement, the Funds pay DMC, the Investment Manager of each Fund, an annual fee, which is calculated daily based on the net assets of each Fund. The management fee rates are as follows:

                                           Tax-Free Missouri        Tax-Free            Tax-Free             Tax-Free
                                              Insured Fund         Iowa Fund         Wisconsin Fund        Kansas Fund
    Management fee as a percentage of average
          daily net assets (per annum)            0.50%              0.50%               0.50%                0.50%


DMC has elected to waive their fees and reimburse each Fund to the extent that annual operating expenses exclusive of taxes, interest, brokerage commissions, distribution expenses and extraordinary expenses, exceed 0.66%, 0.67%, 0.75%, 0.58% of average daily net assets for the Tax-Free Missouri Insured Fund, Tax-Free Iowa Fund, Tax-Free Wisconsin Fund and Tax-Free Kansas Fund, respectively, through December 31, 1997. Total expenses absorbed by DMC for the period ended December 31, 1997 are as follows:

                                           Tax-Free Missouri     Tax-Free              Tax-Free             Tax-Free
                                              Insured Fund         Iowa Fund         Wisconsin Fund        Kansas Fund
    Total expenses absorbed by DMC        $14,788                  $17,107              $21,575             $22,355

Prior to May 1, 1997, the Funds had an investment advisory and management agreement with Voyageur. Voyageur received a fee for its investment advisory and management services based on the average daily net assets of each Fund at an annual rate of .50%. During the period January 1, 1997 to April 30, 1997, Voyageur waived $5,936, $1,906 and $2,737 of the Tax-Free Iowa Fund, Tax-Free Wisconsin Fund and Tax-Free Kansas Fund, respectively.

Notes to Financial Statements (Continued)

30 for tax-exempt income

Commencing May 1, 1997, the Funds have engaged DSC, an affiliate of DMC, to serve as dividend disbursing, transfer agent and accounting services agent for the Fund. For the period ended December 31, 1997 the amounts expensed for each Fund were as follows:

                                           Tax-Free Missouri       Tax-Free            Tax-Free             Tax-Free
                                              Insured Fund         Iowa Fund         Wisconsin Fund        Kansas Fund
    Dividend disbursing, transfer agent
        fees and other expenses                $23,955               $26,576               $14,059               $6,588
    Accounting and administration fees         $20,879               $15,658               $11,345               $5,065

Prior to May 1, 1997, the Funds paid a fee to Voyageur for acting as the Fund's dividend disbursing, administrative and accounting services agent. Each Fund was also responsible for reimbursing Voyageur's out-of-pocket expense in connection with the performance of these services.

On December 31, 1997, the Funds had payables to affiliates as follows:

                                           Tax-Free Missouri        Tax-Free           Tax-Free             Tax-Free
                                              Insured Fund         Iowa Fund         Wisconsin Fund        Kansas Fund

    Investment Management fee payable to DMC      $49,619           $26,630              $9,088               $3,727
    Dividend disbursing, transfer agent fees,
         accounting fees and other
         expenses payable to DSC                  $ 4,576           $ 4,181              $2,433               $1,042

Commencing May 1, 1997, and pursuant to the Distribution Agreement, the Funds pay DDLP, the Distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class for each Fund. For the eight month period ended December 31, 1997, DDLP earned commissions on sales of the Fund A Class shares for each Fund as follows:

                                           Tax-Free Missouri       Tax-Free            Tax-Free             Tax-Free
                                              Insured Fund         Iowa Fund         Wisconsin Fund        Kansas Fund
                                            $4,413                  $9,571               $7,095              $2,875

Prior to May 1, 1997 each class of shares had a Distribution Agreement with Voyageur Fund Distributors, Inc. ("VFD"). Under the plan the Funds paid VFD a fee at an annual rate of 0.25% of the average daily net assets of the Class A Shares and 1.00% of the average daily net assets of the Class B and C Shares.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Funds. These officers, directors and employees are paid no compensation by the Funds.

4. Investments

During the period ended December 31, 1997, the Funds made purchases and sales of investment securities other than U.S. government securities and temporary cash investments for each Fund as follows:

                                           Tax-Free Missouri       Tax-Free             Tax-Free             Tax-Free
                                              Insured Fund         Iowa Fund         Wisconsin Fund        Kansas Fund

    Purchases. . . . . . . . . . . . .         $7,457,137         $5,782,956           $10,160,037         $4,540,250
    Sales. . . . . . . . . . . . . . .         $9,179,603         $7,943,680           $ 8,794,792         $3,979,686

    At December 31, 1997, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:


                                               Tax-Free Missouri            Tax-Free            Tax-Free             Tax-Free
                                                  Insured Fund              Iowa Fund         Wisconsin Fund        Kansas Fund
    Cost of Investments. . . . . . . . . . .         $55,107,781           $38,842,710         $31,220,541          $12,699,269
    Aggregate unrealized appreciation                $ 4,466,354           $ 2,792,655         $ 1,977,575          $ 1,065,751
    Aggregate unrealized depreciation .                      $ 0                   $ 0                 $ 0                  $ 0
    Net unrealized  appreciation. .                  $ 4,466,354           $ 2,792,655         $ 1,977,575          $ 1,065,751

For federal income tax purposes, as of December 31, 1997, Tax-Free Missouri Insured Fund had a capital loss carryover of $1,072,466 that will expire in 2002 through 2004, Tax-Free Iowa Fund had a capital loss carryover of $1,658,076 that will expire in 2001 through 2005, Tax-Free Wisconsin Fund had a capital loss carryover of $423,512 that will expire in 2001 through 2003, and Tax-Free Kansas Fund had a capital loss carryover of $79,148 that will expire in 2003 and 2004.

                                                      for tax-exempt income 31

5. Capital Stock

                                    Tax-Free Missouri Insured Fund          Tax-Free Iowa Fund
                                    ------------------------------          ------------------

                                       Year ended   Year ended           Year ended    Year ended
                                        12/31/97     12/31/96             12/31/97      12/31/96
Shares sold:
    A Class.........................     265,509     551,980              355,433        609,767
    B Class.........................     200,996     458,267              135,405         83,915
    C Class.........................       9,719      15,011               25,201         27,546

Shares issued upon reinvestment of
    dividends from net investment
    income and net realized gains
    from security transactions:
    A Class.........................     129,146     126,576              124,468        135,685
    B Class.........................      33,377      24,527                6,562          3,959
    C Class.........................         521         322                1,110            441
                                         -------   ---------              -------        -------
                                         639,268   1,176,683              648,179        861,313
                                         =======   =========              =======        =======




Shares repurchased:
    A Class.........................    (656,405)   (689,056)           (833,421)       (890,441)
    B Class.........................    (175,978)    (64,463)            (23,960)              0
    C Class.........................      (4,070)     (2,635)             (9,438)         (5,230)
                                         -------   ---------              -------        -------
                                        (836,453)   (756,154)            (866,819)      (895,671)
                                         -------   ---------              -------        -------

Net Increase (Decrease).............    (197,185)    420,529             (218,640)       (34,358)
                                        ========     =======             ========        =======


                                           Tax-Free Wisconsin Fund           Tax-Free Kansas Fund
                                           -----------------------           --------------------
                                          Year ended     Year ended        Year ended     Year ended
                                           12/31/97       12/31/96          12/31/97       12/31/96
Shares sold:
    A Class.........................        729,711        526,332          114,412         148,964
    B Class.........................         51,892         62,678           89,151         165,725
    C Class.........................         35,931         58,385            6,942           7,541

Shares issued upon reinvestment of
    dividends from net investment
    income and net realized gains
    from security transactions:
    A Class.........................         78,038         79,482           27,906          26,440
    B Class.........................          4,328          2,671            7,813           3,238
    C Class.........................          2,504          1,244              404             195
                                            -------        -------          -------         -------

                                            902,404        730,792          246,628         352,103
                                            -------        -------          -------         -------


Shares repurchased:
    A Class.........................       (657,954)      (374,467)        (142,361)       (206,595)
    B Class.........................         (2,138)          (431)         (12,598)         (4,714)
    C Class.........................        (27,203)        (9,635)          (6,119)         (2,863)
                                            -------        -------          -------         -------
                                           (687,295)      (384,533)        (161,078)       (214,172)
                                            -------        -------          -------         -------

Net Increase (Decrease).............       (215,109)       346,259           85,550         137,931
                                           ========        =======           ======         =======


6. Credit and Market Risks
The Funds concentrate their investments in securities mainly issued in each specific states' municipalities. The value of these investments may be adversely affected by new legislation within the state, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the statement of Net Assets.

32 for tax-exempt income



Delaware-Voyageur Funds
Report of Independent Auditors

To the Shareholders and Board of Directors
Voyageur Investment Trust - Delaware-Voyageur Tax-Free Missouri Insured Fund Voyageur Mutual Funds, Inc. - Delaware-Voyageur Tax-Free Iowa Fund
Voyageur Mutual Funds, Inc. - Delaware-Voyageur Tax-Free Wisconsin Fund Voyageur Investment Trust - Delaware-Voyageur Tax-Free Kansas Fund

We have audited the accompanying statements of net assets of Tax-Free Missouri Insured Fund, Tax-Free Iowa Fund, Tax-Free Wisconsin Fund, and Tax-Free Kansas Fund, (the "Funds") as of December 31, 1997, and the related statements of operations, the statements of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended December 31, 1996 and the financial highlights for the periods presented through December 31, 1996 were audited by other auditors whose reports thereon dated February 14, 1997 expressed unqualified opinions on those statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997, by corres pondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the 1997 financial statements and financial highlights present fairly, in all material respects, the financial position of each of the respective Funds at December 31, 1997, and the results of their operations, the changes in their net assets and their financial highlights for the year then ended, in conformity with generally accepted accounting principles.


                                                   /s/   Ernst & Young

Philadelphia, Pennsylvania
February 16, 1998

This annual report is for the information of Tax-Free Missouri Insured Fund, Tax-Free Iowa Fund, Tax-Free Wisconsin Fund and Tax-Free Kansas Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for Tax-Free Missouri Insured Fund, Tax-Free Iowa Fund, Tax-Free Wisconsin Fund, and Tax-Free Kansas Fund, which sets forth details about charges, expenses, investment objectives and operating policies of each Fund. You should read the prospectus carefully before you invest. Summary investment results are documented in the Fund's current Statement of Additional Information. The figures in this report repres ent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Directors
Wayne A. Stork
Chairman
Delaware Investments Family of Funds
Philadelphia, PA

Jeffrey J. Nick
President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

Walter P. Babich
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

Anthony D. Knerr
Consultant, Anthony Knerr & Associates
New York, NY

Ann R. Leven
Treasurer, National Gallery of Art
Washington, DC

W. Thacher Longstreth
City Councilman
Philadelphia, PA

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Charles E. Peck
Secretary/Treasurer, Enterprise Homes, Inc.
Fredericksburg, VA



Affiliated Officers

David K. Downes
Executive Vice President, Chief Financial Officer and Chief Operating Officer
Delaware Investments Family of Funds
Philadelphia, PA

George M. Chamberlain, Jr.
Senior Vice President, Secretary
and General Counsel
Delaware Investments Family of Funds
Philadelphia, PA

Bruce D. Barton
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA

(Photo of globes)
directors
& officers

Investment Manager
Delaware Management Company, Inc.
Philadelphia, Pennsylvania

International Affiliate
Delaware International Advisers Ltd.
London, England

National Distributor
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

Shareholder Servicing,
Dividend Disbursing
and Transfer Agent
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

(Photo of globes)


     This report must be preceded or accompanied by a current Prospectus for Tax-Free Missouri Insured Fund, Tax-Free Iowa Fund, Tax-Free Wisconsin Fund or Tax-Free Kansas Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. For a prospectus of any other mutual fund from Delaware Investments, contact your financial adviser or Delaware.

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

[LOGO]

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Fund are not bank or credit union deposits.

Copy Rights Delaware Distributors, L.P.

Printed in the USA
on recycled paper

(505)
AR-IKMW[12/97]TKO2/98